                         SCHEDULE 14A INFORMATION

       Proxy Statement Pursuant to Section 14(a) of the Securities
               Exchange Act of 1934 (Amendment No.   ).


Filed by the Registrant / x /

Filed by a Party other than the Registrant /   /

Check the appropriate box:

/   /  Preliminary Proxy Statement         /  /  Confidential, for Use of the
                                                 Commission Only (as permitted
                                                 by Rule 14a-6(e)(2))
/ x /  Definitive Proxy Statement

/   /  Definitive Additional Materials

/   /  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             TEKTRONIX, INC.
______________________________________________________________________________
              (Name of Registrant as Specified in Its Charter)

                             TEKTRONIX, INC.
______________________________________________________________________________
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ x /  $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(i)(2)
       or Item 22(a)(2) of Schedule 14A.

/   /  $500 per each party to the controversy pursuant to Exchange Act
       Rule 14a-6(i)(3).

/   /  Fee computed on table below per Exchange Act
       Rules 14a-6(i)(4) and 0-11.

       (1) Title of each class of securities to which transaction applies:

           Not applicable
           _________________________

       (2) Aggregate number of securities to which transaction applies:

           Not applicable
           _________________________

       (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

           Not applicable
           _________________________

       (4) Proposed maximum aggregate value of transaction:

           Not applicable
           _________________________

       (5) Total fee paid:

           Not applicable
           _________________________

/   /  Fee paid previously with preliminary materials:

/   /  Check box if any part of the fee is offset as provided by
       Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       (1) Amount Previously Paid:

           Not applicable
           _________________________

       (2) Form, Schedule or Registration Statement No.:

           Not applicable
           _________________________

       (3) Filing Party:

           Not applicable
           _________________________

       (4) Date Filed:

           Not applicable
           _________________________

______________

                                                 August 3, 1995



Dear Shareholder:

You are cordially invited to attend the annual meeting of shareholders of Tektronix, Inc., which will be held on Thursday, September 21, 1995, at 10:30 a.m., at The Clift Hotel, 495 Geary
Street, San Francisco, California.

The attached notice of meeting and proxy statement describe the matters to be acted upon at the meeting.

It is important that your shares be represented and voted at the meeting whether or not you plan to attend. Therefore, we urge you to complete the enclosed proxy and return it in the envelope provided.

We look forward to greeting as many of our shareholders as possible.

                                     Sincerely,


                                     /s/ J.J. MEYER

                                     Jerome J. Meyer
                                     CHAIRMAN, CHIEF EXECUTIVE OFFICER
                                     AND PRESIDENT

               Notice of Annual Meeting of Shareholders
                       on September 21, 1995


To the Shareholders of Tektronix, Inc.:

The annual meeting of the shareholders of Tektronix, Inc., an Oregon corporation, will be held in accordance with the bylaws on Thursday, September 21, 1995, at 10:30 a.m., Pacific Time, at The Clift Hotel, 495 Geary Street, San Francisco, California, for the following purposes:

   1.   Electing four directors;

   2.   Voting on approval of Non-Employee Directors Stock
        Compensation Plan;

   3.   Voting on approval of proposed amendments to the Company's
        Stock Incentive Plan to increase the number of shares of Common Stock reserved for issuance under the plan, prohibit the grant of options at less than 100% of fair market value, prohibit the regranting of options for the purpose of repricing options that are underwater and make certain other changes; and

   4. Transacting such other business as may properly come before the meeting.

Only shareholders of record at the close of business on Monday, July 31, 1995, will be entitled to notice of, and to vote at, the annual meeting.


                                   BY ORDER OF THE BOARD OF DIRECTORS

                                           John P. Karalis, Secretary

                         TEKTRONIX, INC.


                         PROXY STATEMENT

     The annual meeting of shareholders of Tektronix, Inc. (the "Company" or "Tektronix") will be held Thursday, September 21, 1995, at 10:30 a.m., at The Clift Hotel, 495 Geary Street, San Francisco, California. The board of directors of Tektronix has directed that this background material be supplied to help you decide how to vote on the matters to come before the meeting. The enclosed proxy is being solicited by the board. You are invited to use that proxy to vote. The shares represented by the enclosed proxy will be voted if the proxy is properly signed and received before the meeting begins. Solicitation of proxies on behalf of the board of directors may be made by mail, personal interviews, telephone or facsimile by Tektronix officers and employees. Tektronix has also retained Morrow & Co., Inc. to assist in the solicitation of proxies from shareholders (primarily brokers, banks and other institutional shareholders) for a fee estimated at approximately $5,000 plus certain expenses. The costs of such solicitation will be paid by the Company. The approximate date this proxy statement and the accompanying proxy form are first being sent to shareholders is August 14, 1995.

     Any person giving a proxy in the form accompanying this proxy statement has the power to revoke it at any time before its exercise. The proxy may be revoked by filing with the Secretary of the Company an instrument of revocation or a duly executed proxy bearing a later date. The proxy may also be revoked by affirmatively electing to vote in person while in attendance at the meeting. However, a shareholder who attends the meeting need not revoke the proxy and vote in person unless he or she wishes to do so.

     There were 33,380,920 Common Shares of the Company outstanding at the close of business on July 31, 1995, the record date for the annual meeting. Each Common Share is entitled to one vote.

     Participants in the Tektronix 401(k) Plan ("401(k) Plan") have the right to instruct the fiduciary of the plan (or a proxy) how to vote shares allocated to their accounts. Participants in the plan will receive a separate voting direction form on which they may indicate their voting instructions.

                       OWNERSHIP OF SHARES

     The following table shows ownership of the Common Shares of the Company on June 30, 1995 by each person who, to the knowledge of the board of directors, owned beneficially more than five percent of the Common Shares:

                                 AMOUNT AND NATURE OF     APPROXIMATE
        NAME                    BENEFICIAL OWNERSHIP<1>     PERCENT
________________________________________________________________________

FMR Corp.                            3,313,314<2>             10%
82 Devonshire Street
Boston, MA 02109

PRIMECAP Management Company          1,930,375<3>              6%
225 South Lake Avenue
Pasadena, CA 91101-3005

Paul Bamborough and                  1,644,164<4>              5%
The RHB Trust Co.,
as Trustee of the
Muriel Trust
___________


<F1> (1)  Shares held with sole investment and voting power unless otherwise indicated.
<F2> (2)  FMR Corp. has furnished the Company with a copy of Schedule
          13G dated February 13, 1995, filed with the Securities and Exchange Commission. The Schedule 13G reports that at December 31, 1994, (i) FMR Corp. had sole voting power over 6,882 Common Shares, sole dispositive power over 6,482 Common Shares and shared dispositive power over 400 Common Shares, and (ii) sole dispositive power over 3,306,432 Common Shares held by investment companies as to which a subsidiary of FMR Corp. is the investment advisor, including 3,053,800 Common Shares held by Fidelity Magellan Fund.
<F3> (3)  Based on information set forth in an amendment to Schedule
          13G dated July 12, 1995, filed with the Securities and Exchange Commission.
<F4> (4)  Mr. Bamborough has sole voting and investment power with respect to 1,312,931 of these shares, and The RHB Trust Co. Ltd., as trustee of the Muriel Trust, has sole voting and investment power with respect to 331,233 of these shares.

                                 2


                         BOARD OF DIRECTORS

     The board of directors currently consists of ten members. The board is divided pursuant to the bylaws into three classes. One class is elected each year for a three-year term. The term of office of Class III directors expires at the 1995 annual meeting; the term of office of Class I directors expires in 1996; and that of Class II directors expires in 1997 (and in all cases, the terms of the directors will continue until their respective successors are duly elected and have been qualified).

     The board of directors met six times during the last fiscal year. Attendance at board and committee meetings averaged 92%, and every director attended at least 75% of the aggregate number of the meetings of the board and committees on which he or she served except for Mr. Hicks.

     Some important functions of the board are performed by committees of directors. Committees are constituted by the board upon the recommendation of the Chairman. The board has the power to change the responsibilities assigned to any committee and to change the membership of any committee. A brief description of the current board committees follows:

     The EXECUTIVE COMMITTEE carries out, with certain exceptions, the functions of the board of directors in the intervals between board meetings. The Executive Committee met three times during the last fiscal year.

     The AUDIT COMMITTEE recommends independent public accountants to be appointed by the board of directors as auditors; reviews the Company's annual consolidated financial statements; and consults from time to time with management, the internal auditors and the Company's independent public accountants to consider financial and accounting matters. The Audit Committee met six times during the last fiscal year.

     The COMMITTEE ON DIRECTORS seeks qualified candidates to serve on the Company's board of directors and recommends them for the board's consideration. This committee assesses the board's capacity to fulfill requirements of the board's policy with respect to director qualifications, resources and experience, and performance and contribution. The Committee also reviews the board's policy with respect to director qualifications, board membership requirements, and directors' compensation and advises the board on any recommendations for change. The Committee on Directors will consider the names and qualifications of candidates for the board of directors submitted by shareholders in accordance with the procedures described on page 27 of this proxy statement. The Committee on Directors met one time during the last fiscal year.

     The ORGANIZATION AND COMPENSATION COMMITTEE approves salaries and other compensation of corporate officers and administers the Company's stock incentive plans and executive compensation plans.
This includes the granting of stock options, performance-based awards, stock bonuses, cash bonuses and other incentive awards under these plans. This committee met six times during the last fiscal year.

                                 3

ITEM 1.
                       ELECTION OF DIRECTORS

     Action will be taken at the 1995 annual meeting to elect four
Class III directors to serve until the 1998 annual meeting of shareholders. Those nominees, as well as the Class I and Class II directors who are continuing to serve, are listed below together with certain information about each of them. The nominees for election at the 1995 annual meeting are A.M. Gleason, Wayland R.
Hicks, Merrill A. McPeak and Jean Vollum. Messrs. Gleason and
Hicks and Mrs. Vollum have served as directors since 1988, 1992 and 1986, respectively. Merrill A. McPeak was elected to the board by action of the board on March 1, 1995.
     Directors are elected by a plurality of the votes cast by the shares entitled to vote if a quorum is present at the annual meeting. Abstentions and broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the determination of whether a plurality exists with respect to a given nominee.

                    CLASS III (TERM ENDING 1998)

*A.M. GLEASON, 65, was Vice Chairman of PacifiCorp (a diversified utility) from February 1994 until May 1995 when he retired. Mr. Gleason became President of PacifiCorp in 1985, and he was President and Chief Executive Officer of PacifiCorp from January 1989 until February 1994. He has served as a director since 1988 and is chairman of the Executive Committee and the Organization and Compensation Committee. He is a director of Blount, Inc., Fred Meyer, Inc. and Comdial Corporation.

*WAYLAND R. HICKS, 52, is Chief Executive Officer and Vice Chairman of Nextel Communications, Inc. (a wireless communications company), a position he has held since September 1994. Mr. Hicks was Executive Vice President of Xerox Corporation (a document processing company), from 1987 to September 1994. He has served as a director since 1992 and is a member of the Audit Committee and the Committee on Directors. He is a director of Nextel Communications, Inc. and Maytag Corporation.

*GENERAL MERRILL A. MCPEAK, 59, was Chief of Staff, United States Air Force, from October 1990 to October 1994 when he retired. From July 1988 to October 1990, General McPeak served as Commander in Chief, Pacific Air Forces. He is currently a consultant. General McPeak was elected a director in March 1995 by action of the board. He is a member of the Audit Committee and the Organization and Compensation Committee.

*JEAN VOLLUM, 69, is the widow of Howard Vollum, co-founder of the Company. Mrs. Vollum served as chairman of the Board of Trustees of the Tektronix Foundation from May 1986 to May 1993. She has served as a director since 1986 and is a member of the Committee on Directors.

                     CLASS I (TERM ENDING 1996)

PAUL E. BRAGDON, 68, is President of the Oregon Graduate Institute of Science and Technology (a private research and graduate education institution), a position he has held since October 1994. Mr. Bragdon was President of the Medical Research Foundation of Oregon from April 1991 to October 1994. Mr. Bragdon was President of Reed College from 1971 until he became President Emeritus on June 30, 1988. From July 1988 until January 1991 he was Assistant to the Governor of the State of Oregon for Education. Mr. Bragdon has served as a director since 1980 and is chairman of the Audit Committee and a member of the Organization and Compensation Committee.

                                 4


PAUL C. ELY, JR., 63, is a general partner of Alpha Partners (a venture capital firm), a position he has held since July 1989. He served as Chairman of the Board of The Ask Group, Inc. (a software database company) from February 1994 to March 1995. Mr. Ely was Chairman and Chief Executive Officer of Convergent Technologies (a computer manufacturer) from 1985 to 1989, and in 1989 he also served as Executive Vice President of Unisys Corporation (a computer manufacturer). Mr. Ely has been a director since December 1992 and he is a member of the Audit Committee and the Executive Committee. He is a director of Parker-Hannifin Corporation and Network Peripherals, Inc.

A. GARY AMES, 50, is President and Chief Executive Officer of U S
WEST International (communications), a position he has held since
July 1995. Mr. Ames was President and Chief Executive Officer of U S WEST Communications from January 1990 to July 1995. From April 1987 to January 1990, Mr. Ames was President and Chief Executive Officer of Mountain Bell. Mr. Ames has served as a director since
September 1994 and is a member of the Audit Committee and the Organization and Compensation Committee. He is a director of Albertson's, Inc. and Donaldson Company, Inc.

                     CLASS II (TERM ENDING 1997)

KEITH R. MCKENNON, 61, is Chairman of the Board of PacifiCorp, a position he has held since February 1994. Mr. McKennon was Chairman and Chief Executive Officer of Dow Corning Corporation from February 1992 until June 1993, and he was Chairman of the Board of Dow Corning until September 1994. (In May 1995 Dow Corning Corporation filed for protection under the bankruptcy laws.) Mr. McKennon served as President of Dow Chemical U.S.A. from 1987 to 1990, and was Executive Vice President of The Dow Chemical Company until his retirement in February 1992. Mr. McKennon has been a director since 1991, and is chairman of the Committee on Directors and a member of the Organization and Compensation Committee. He is a director of PacifiCorp and Marion Merrill Dow, Inc.

JEROME J. MEYER, 57, is Chairman of the Board of Directors, Chief Executive Officer and President of the Company. Mr. Meyer has been a director since 1990, and became President and Chief Executive Officer of the Company in November 1990. Mr. Meyer was Corporate Vice President of Honeywell Inc. (an electronics manufacturer) from August 1986 until April 1987, and President and Chief Executive Officer of Honeywell Bull Inc., now known as Bull HN Information Systems, Inc., from April 1987 until July 1988. He returned to Honeywell Inc. in July 1988 and served as President of their industrial business until joining Tektronix in November 1990. Mr. Meyer serves on the Executive Committee and Committee on Directors. He is a director of Esterline Technologies, Inc. and Portland General Corporation.

WILLIAM D. WALKER, 64, is Vice Chairman of the Company, a position he has held since 1991. He has been Chairman of the Board of Planar Systems, Inc. (a flat-panel display manufacturer) since 1988, and has served as a director since 1984. Mr. Walker served as President and Chief Operating Officer of the Company from April 1990 until November 1990. From 1984 to 1987, Mr. Walker was Chairman of the Board and Chief Executive Officer of Electro Scientific Industries, Inc. (a laser systems manufacturer). Mr. Walker was Executive Vice President of the Company from 1979 to 1984 and has served as a director since 1980. He is a member of the Committee on Directors and the Executive Committee. Mr. Walker is a director of Planar Systems, Inc.
__________

*Nominee for election at 1995 annual meeting.

                                 5

     The following table sets forth the beneficial ownership of Common Shares of the Company by the directors, certain executive officers and by all executive officers and directors as a group as of June 30, 1995:


                                      Number
          Name                    of Shares<1><2>        Percent
___________________________________________________________________
     A. Gary Ames                       2,003              *
     Paul E. Bragdon                    3,011<3>           *
     Paul C. Ely, Jr.                   4,329<4>           *
     A. M. Gleason                        911              *
     Wayland R. Hicks                   1,961              *
     Keith R. McKennon                  2,571              *
     Merrill A. McPeak                    986              *
     Jerome J. Meyer                  355,110<5>         1.06%
     Jean Vollum                      884,454<6>         2.65%
     William D. Walker                114,280<7>           *
     Carl W. Neun                     126,928<8>           *
     Rudi Lamprecht                    21,500<9>           *
     Daniel Terpack                    67,182<10>          *
     Roy D. Barker                     31,750<11>          *

     All directors and executive    1,860,513<12>        5.58%
     officers as a group
     (21 individuals)
___________

*    Less than one percent.

<F1> (1)  Unless otherwise indicated, each individual has sole voting and investment power with respect to these shares.
<F2> (2)  Includes shares issued under the Company's Stock
          Compensation Plan for Non-Employee Directors, including unvested shares issued as follows: Mr. Ames, 1,003 shares; Messrs. Bragdon, Gleason and Walker and Mrs. Vollum, 483 shares each; Messrs. Ely, 1,098 shares; Mr. Hicks, 785 shares; Mr. McKennon, 315 shares; and General McPeak, 986 shares. Individuals have sole voting power with respect to these shares.
<F3> (3)  Includes 600 shares owned by Mr. Bragdon jointly with his wife.
<F4> (4)  Includes 2,829 shares held in trust for Mr. Ely.
<F5> (5)  Includes (i) stock options for 187,500 shares that are currently exercisable or become exercisable before August 30, 1995 under the Company's Stock Incentive Plan; (ii) 89,000 performance shares and bonus shares that are subject to forfeiture to the Company under certain conditions; and (iii) 1,210 shares held under the 401(k) Plan with respect to which Mr. Meyer has voting but no investment power.
<F6> (6)  Includes (i) 856,454 shares held in trust for Mrs. Vollum, with Mrs. Vollum as trustee with sole investment and voting power; and (ii) 28,000 shares held in trust for a member of Mrs. Vollum's family, with Mrs. Vollum as the sole trustee, for which Mrs. Vollum disclaims beneficial ownership.
<F7> (7)  Includes (i) 200 shares held by Mr. Walker's wife, with respect to which Mr. Walker disclaims beneficial ownership, as well as 53,359 shares held in trust for members of Jean Vollum's family, with Mr. Walker as one of two trustees, with respect to which Mr. Walker disclaims beneficial ownership; and (ii) stock options for 10,000 shares that are currently exercisable or become exercisable before August 30, 1995, under the Company's Stock Incentive Plan.

                                 6

<F8> (8)  Includes (i) stock options for 55,000 shares that are currently exercisable or become exercisable before August 30, 1995 under the Company's Stock Incentive Plan; (ii) 61,667 performance shares and bonus shares that are subject to forfeiture to the Company under certain conditions; and (iii) 781 shares held under the 401(k) Plan with respect to which Mr. Neun has voting but no investment power.
<F9> (9)  Includes (i) stock options for 9,000 shares that are currently exercisable or become exercisable before August 30, 1995 under the Company's Stock Incentive Plan; and (ii) 12,500 performance shares and bonus shares that are subject to forfeiture to the Company under certain conditions.
<F10>(10) Includes (i) stock options for 44,000 shares that are currently exercisable or become exercisable before August 30, 1995 under the Company's Stock Incentive Plan; (ii) 16,000 performance shares and bonus shares that are subject to forfeiture to the Company under certain conditions; and (iii) 765 shares held under the 401(k) Plan with respect to which Mr. Terpack has voting but no investment power.
<F11>(11) Includes (i) stock options for 14,800 shares that are currently exercisable or become exercisable before August 30, 1995 under the Company's Stock Incentive Plan; (ii) 13,500 performance shares and bonus shares that are subject to forfeiture to the Company under certain conditions; and (iii) 612 shares held under the 401(k) Plan with respect to which Mr. Barker has voting but no investment power.
<F12>(12) Includes (i) 6,119 shares held by the Company for the account of non-employee directors pursuant to the Stock Compensation Plan for Non-Employee Directors; (ii) stock options for 397,050 shares that are currently exercisable or become exercisable before August 30, 1995 under the Company's stock option plans (including the Stock Incentive Plan); (iii) 332,667 shares that have been granted subject to forfeiture under certain conditions pursuant to the Company's Stock Incentive Plan; (iv) 8,941 shares held under the 401(k) Plan with respect to which officers and directors have voting but no investment power; and
          (v) 81,559 shares owned by, or in trust for, members of the families of officers and directors, of which such officers and directors disclaim beneficial ownership.

     DIRECTORS' COMPENSATION. During the last fiscal year directors who are not employees of the Company received an annual retainer of $20,000 (plus an additional $3,000 for a committee chairman, except for the chairman of the Executive Committee, and $8,000 for members of the Executive Committee). In September 1995, the annual retainer for directors who are not employees of the Company will be increased to $25,000. Non-employee directors receive one-half of the annual retainer in the form of Common
Shares of the Company every five years as described under "Proposal to Approve Non-Employee Directors Stock Compensation
Plan." Directors who are not employees of the Company also receive $1,200 for each meeting of the board of directors attended and $900 for each committee meeting attended, with the exception of committee meetings held during the time normally scheduled for a board meeting. Directors who are employees of the Company receive no separate compensation as directors.
     In March 1994 the board adopted a Non-Employee Directors'
Deferred Compensation Plan. Under this plan, directors who are not employees may elect to have all or part of their annual cash retainers and meeting fees credited to a deferred compensation cash account. Amounts credited to the account will accrue interest based on the 10-year U.S. Treasury Notes rate adjusted at the end of each calendar quarter. Such deferred amounts will be paid in a single lump-sum payment or in up to five equal annual installments to commence in January after the director ceases to serve on the board or becomes age 65 or older, as specified. Non-employee directors may also elect to defer receipt of stock under the Non-Employee Directors' Deferred Compensation
Plan.

                                 7

                       EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table sets forth certain compensation information for the Chief Executive Officer and each of the next four most highly compensated executive officers of the Company during the last fiscal year ("Named Officers") for services rendered in all capacities for the last three fiscal years.


                                 Annual Compensation                  Long-Term Compensation
                          __________________________________    _____________________________________
                                                                        Awards          Payouts
                                                                _____________________________________
                                                       Other       Restricted    Securities
Name and                                               Annual         Stock      Underlying    LTIP       All Other
Principal                 Salary         Bonus      Compensation      Awards       Options    Payouts   Compensation
Position           Year   ($)<1>        ($)<2>         ($)<3>         ($)<4>         (#)      ($)<5>       ($)<6>
_____________________________________________________________________________________________________________________
Jerome J. Meyer    1995  $551,923      $672,171      $ 28,800       $      0            0   $1,220,174   $330,244<7>
Chairman, Chief    1994   521,923       338,160        25,050              0       50,000            0    238,041<7>
Executive Officer  1993   500,000        24,750         6,900        499,987<8>    50,000            0     13,983
and President

Carl W. Neun<9>    1995  $350,000      $289,614      $ 14,575<10>   $      0            0   $  583,561   $297,956<11>
Vice President     1994   350,000       126,569        66,643<10>          0       25,000            0     12,767
and Chief          1993    60,577        27,281       136,998<12>    540,000<13>  185,000            0      2,181
Financial Officer

Rudi Lamprecht     1995  $480,769<14>  $124,760<15>  $  1,500       $128,000<16>   18,000   $        0   $      0
Vice President     1994   212,037<14>    43,163       250,652<17>          0       30,000            0          0
and President,     1993         _             _             _              _            _            _          _
European
Operations

Daniel Terpack     1995  $244,615      $255,258      $ 49,472<18>   $      0       18,000   $  477,459   $  7,596
Vice President     1994   228,846       121,585        46,125<19>          0       25,000            0      9,892
and President,     1993    80,769        49,194        53,575<20>          0       40,000            0      3,923
Measurement
Business Division

Roy D. Barker<21>  1995  $221,908      $205,882      $ 18,522       $      0       15,000   $  477,459   $ 10,993
Vice President     1994   195,692        90,652         8,550              0       20,000            0      5,765
and President,     1993   179,423       284,332<22>     2,700         66,375<23>   16,700            0      5,486
Color Printing &
Imaging Division

__________

<F1>  (1)  Includes compensation deferred at the election of the executive under the Company's 401(k) Plan.
<F2>  (2)  Includes (i) amounts paid or deferred under the Annual
           Performance Improvement Plan; (ii) amounts paid under the Company's Results Sharing Plan; and (iii) for 1994, special cash bonus amounts.
<F3>  (3)  Includes dividends paid on performance shares subject to forfeiture restrictions. Does not include certain personal benefits not required to be disclosed.
<F4>  (4)  Represents the fair market value on the grant date multiplied by the number of shares granted. Represents stock bonus awards that are subject to forfeiture only if certain continued employment conditions are not satisfied ("Time-based Awards"), and does not include awards subject to performance conditions which are reported in the Long-Term Incentive Plans table below. Dividends on Time-based Awards are retained by the Company and paid, with interest, upon vesting of the awards. At May 27, 1995, no shares covered by Time-based Awards remained subject to forfeiture restrictions for Messrs. Meyer or Barker.

                                 8

<F5>  (5)  Represents the fair market value at the end of fiscal year 1995 of stock awarded in fiscal year 1993 as long-term performance awards under the
           Company's Stock Incentive Plan and cash payments made in connection with such awards. The shares became vested and the cash payments were made based on the Company's performance during the three fiscal years ending in 1995. The per share fair market value of the shares was $20.125 at the beginning of fiscal year 1993 and was $46.00 at the end of fiscal year 1995.
<F6> (6)   Except as otherwise indicated, represents amounts
           contributed by the Company under the Company's 401(k) Plan.
<F7> (7)   Includes $322,924 for 1995 and $228,930 for 1994, which
           represent nonrefundable costs incurred by the Company in connection with a split dollar life insurance arrangement which provides certain retirement and death benefits to Mr. Meyer. See "Employment Arrangements."
<F8> (8)   Represents 23,668 stock bonus shares granted in 1993
           subject to one-year vesting from the date of grant.
<F9> (9)   Mr. Neun is now Senior Vice President and Chief Financial
           Officer.
<F10>(10)  Includes relocation expenses paid by the Company in connection with Mr. Neun's relocation to Oregon.
<F11>(11)  Includes $290,456, which represents nonrefundable costs incurred by the Company in connection with a split dollar life insurance arrangement which provides certain retirement and death benefits to Mr. Neun and reimbursement for taxes paid in connection therewith. See "Employment Arrangements."
<F12>(12)  Includes moving and relocation paid by the Company and a cash hiring bonus paid to Mr. Neun in connection with his employment.
<F13>(13)  Represents 20,000 stock bonus shares granted in 1993 subject to three-year vesting based on continued employment, except that vesting is accelerated upon termination without cause, death or disability. At May 27, 1995, 6,667 of Mr. Neun's shares covered by Time-based Awards (with a fair market value of $306,682) remained subject to forfeiture restrictions.
<F14>(14)  Represents salary paid in European currencies during 1994 and 1995. For reporting purposes, those currencies were converted to U.S. dollars in the month of payment.
<F15>(15)  Represents an amount paid under the Annual Performance
           Improvement Plan in a European currency. For reporting purposes the currency was converted to U.S. dollars in the month of payment.
<F16>(16)  Represents 4,000 stock bonus shares granted in 1995 subject to two-year vesting based on continued employment, except that vesting is accelerated upon death or disability. At May 27, 1995, all 4,000 of Mr. Lamprecht's shares covered by Time-based Awards (with a fair market value of $184,000) remained subject to forfeiture restrictions.
<F17>(17)  Includes a housing allowance, moving and relocation expenses paid by the Company and a cash hiring bonus paid to Mr. Lamprecht in connection with his employment.
<F18>(18)  Includes moving and relocation paid by the Company in connection with Mr. Terpack's employment.
<F19>(19)  Includes a housing allowance paid by the Company.
<F20>(20)  Includes a housing allowance paid by the Company and a cash hiring bonus paid to Mr. Terpack in connection with his employment.
<F21>(21)  Mr. Barker is currently on a four-month sabbatical.
<F22>(22)  Includes the fair market value of an unrestricted stock bonus awarded to Mr. Barker on May 29, 1993.
<F23>(23)  Represents 3,000 stock bonus shares granted in 1993 subject to one-year vesting from the date of grant.

STOCK OPTION GRANTS IN LAST FISCAL YEAR

     The following table provides information on stock options awarded to Named Officers under the Company's Stock Incentive Plan during the last fiscal year.


                                  Individual Grants
                  ___________________________________________________

                   Number of      Percent of
                   Securities    Total Options   Exercise
                   Underlying     Granted to      or Base               Grant Date
                    Options      Employees in      Price   Expiration  Present Value
Name              Granted(#)<1>   Fiscal Year     ($/Sh)      Date        ($)<2>
______________________________________________________________________________________

Jerome J. Meyer           0            _              _           _            _
Carl W. Neun              0            _              _           _            _
Rudi Lamprecht       18,000          2.2%         $40.287     12/21/04    $213,120<3>
Daniel Terpack       18,000          2.2%          31.35      6/29/04     $140,040<4>
Roy D. Barker        15,000          1.8%          31.35      6/29/04     $116,700<4>
__________

<F1>  (1) Each of the options is a premium stock option granted at
          110% of the fair market value on the date of grant pursuant to the Company's Executive Long-Term Incentive Compensation Program. Accordingly, the stock price must increase 10% from the price at the date of grant before any value can be realized by the optionee. Each option becomes exercisable to the extent of 50% of the shares on each of the first and second anniversaries of grant, and the optionee may exercise the option provided that the optionee has been continuously employed by the Company or one of its subsidiaries. Under the terms of the Company's Stock Incentive Plan, each of the options is subject to accelerated vesting in the event of a future change in control of the Company or the occurrence of certain events indicating an imminent change in control of the Company. Upon such acceleration, the optionee has the right to cause the Company to repurchase the option for a cash amount generally equal to the excess of the highest purchase price paid in connection with the transactions indicating a change in control or potential change and the option price.
          Under the Stock Incentive Plan vesting is also accelerated upon the death or disability of the optionee.
<F2> (2)  Although the Company believes that it is not possible to place a value on an option, in accordance with the rules of the Securities and Exchange Commission, the Company has used a modified Black-Scholes model of option valuation to estimate grant date present value. The actual value realized, if any, may vary significantly from the values estimated by this model. Any future values realized will ultimately depend upon the excess of the stock price over the exercise price on the date the option is exercised.
<F3> (3)  The assumptions used to estimate the grant date present value of this option were volatility (29.785%), risk-free rate of return (7.81%), dividend yield (1.64%), and time to exercise (10 years), with the resulting value reduced by 28.28% to reflect the risks of forfeiture and early termination of the options.
          <F4> (4)  The assumptions used to estimate the grant date present value of this option were volatility (27.393%), risk-free rate of return (7.10%), dividend yield (2.11%), and time to exercise (10 years), with the resulting value reduced by 28.74% to reflect the risks of forfeiture and early termination of the options.

                                10

AGGREGATED STOCK OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL
YEAR-END OPTION VALUES

     The following table indicates (i) stock options exercised by the Named Officers during the last fiscal year; (ii) the number of shares subject to exercisable (vested) and unexercisable
(unvested) stock options as of May 27, 1995; and (iii) the fiscal year-end value of "in-the-money" unexercised options.

                                                       Number of
                                                Securities Underlying            Value of Unexercised
                   Number                        Unexercised Options             In-the-Money Options
                  of Shares                       at Fiscal Year-End          at Fiscal Year-End<1><2>
                   Acquired       Value       ___________________________    _____________________________
Name             on Exercise    Realized<1>   Exercisable   Unexercisable    Exercisable    Unexercisable
__________________________________________________________________________________________________________
Jerome J. Meyer   100,000      $2,228,370        162,500        37,500        $4,163,750      $  822,500
Carl W. Neun       60,000      $  719,248         87,500        62,500        $1,702,250      $1,180,000
Rudi Lamprecht      7,500      $  134,651              0        40,500        $        0      $  617,522
Daniel Terpack     15,000      $  265,076         22,500        40,500        $  447,000      $  751,200
Roy D. Barker       2,000      $   30,252         28,700        27,000        $  604,390      $  461,750

___________

<F1> (1)  The value realized or the unrealized value of in-the-money options at year-end represents the aggregate difference between the market value on the date of exercise, or at May 27, 1995 in the case of the unrealized values, and the applicable exercise prices.
<F2> (2)  "In-the-money" options are options whose exercise price was less than the market price of Common Shares at May 27, 1995.



LONG-TERM INCENTIVE PLANS - AWARDS IN LAST FISCAL YEAR

     The following table provides information on long-term performance awards granted to Named Officers under the Company's Stock
Incentive Plan during the last fiscal year.


                      Number of        Performance           Estimated Future Payouts Under
                    Shares, Units        or Other             Non-Stock Price-Based Plans
                      or Other         Period Until        ____________________________________
Name                Rights(#)<1>   Maturation or Payout    Threshold(#)   Target(#)  Maximum(#)
_______________________________________________________________________________________________
Jerome J. Meyer            0                -                      -            -           -
Carl W. Neun               0                -                      -            -           -
Rudi Lamprecht         5,000           6/94 - 5/97             1,000        5,000       8,750
Daniel Terpack         5,000           6/94 - 5/97             1,000        5,000       8,750
Roy D. Barker          5,000           6/94 - 5/97             1,000        5,000       8,750
__________

<F1> (1)  Awards are Performance Shares awards under the Company's
          Executive Long-Term Incentive Compensation Program as described below under "Organization and Compensation Committee Report on Executive Compensation." At the time of the award, the target levels of shares were issued as restricted shares upon which dividends are paid currently.


PENSION PLAN

     Under the Company's Pension Plan, the Company is required to contribute amounts sufficient to fund specified retirement benefits for covered employees. Benefits are calculated on the basis of an employee's final average pay and length of service. Final average pay generally means the average of the employee's five highest consecutive annual base pay rates during the last ten years of employment. Benefits are payable upon normal (age
65), early (age 55) or late (after age 65) retirement or death. In general, an employee with 25 years of credited service or more who retires at age 65 will be entitled to receive an annuity for life equal to 25 percent of the employee's final average pay. Employees who are officers or directors of the Company participate in the Pension Plan on the same basis as other employees. Employees of The Grass Valley Group, Inc., participate in a similar pension plan. Employees outside the U.S., including Mr. Lamprecht, are covered under different retirement plans varying from country to country. The following table sets forth estimated annual benefits under the Pension Plan and the Retirement Equalization Plan (described below) for employees of the Company at retirement at various assumed years of service and levels of final average pay based upon retirement at age 65 and the payment of a straight life annuity to the employee. The years of credited service and final average pay for Pension Plan purposes as of May 27, 1995 for the Named Officers are as follows: Mr. Meyer - 4.6 years and $518,000; Mr. Neun - 2.2 years and $350,000; Mr. Terpack - 2.5 years and $226,667; and Mr. Barker - 11.2 years and $187,700.

                              Estimated Annual Retirement Benefits
     Final                         Credit Years of Service
  Average Pay        5          10         15          20        25 or more
________________________________________________________________________________

$175,000         $  8,750     $ 17,500    $ 26,250   $ 35,000     $ 43,750
 200,000           10,000       20,000      30,000     40,000       50,000
 225,000           11,250       22,500      33,750     45,000       56,250
 250,000           12,500       25,000      37,500     50,000       62,500
 300,000           15,000       30,000      45,000     60,000       75,000
 350,000           17,500       35,000      53,500     70,000       87,500
 400,000           20,000       40,000      60,000     80,000      100,000
 500,000           25,000       50,000      75,000    100,000      125,000
 600,000           30,000       60,000      90,000    120,000      150,000
 700,000           35,000       70,000     105,000    140,000      175,000


     The Retirement Equalization Plan is a supplemental plan to the Company's Pension Plan to provide covered officers with the total amount of retirement income that they would otherwise receive under the Pension Plan but for certain ceilings imposed by certain sections of the Internal Revenue Code on retirement benefits. Information regarding supplemental retirement arrangements with Mr. Meyer, Mr. Neun and Mr. Lamprecht are described under Employment Arrangements on page 13.

SEVERANCE AND CHANGE OF CONTROL ARRANGEMENTS

     Certain key employees of the Company, including Messrs. Meyer, Neun, Lamprecht, Terpack and Barker, have Executive Severance
Agreements or similar agreements with the Company pursuant to which the employee would receive severance pay in the event that his or her employment is terminated by the Company other than for cause, death or disability. Upon such termination, the employee would receive a severance payment generally equal to his or her annual base salary (except that Mr. Meyer would receive twice his annual base salary), benefits under certain of the Company's incentive plans prorated for the portion of the year during which the employee was a participant and certain outplacement and insurance benefits. If Mr. Neun is terminated without cause, dies or becomes disabled prior to February 2, 1996, he (or his estate) will be entitled to a severance payment equal to twice his annual base salary, and the continued employment requirements for the vesting of certain restricted stock awards and stock options will be waived. No benefits are payable under the Executive Severance
Agreement if the employee receives severance payments under any other agreement with the Company. Mr. Meyer's Executive Severance
Agreement has been amended to obligate the Company to continue to make payments required under Mr. Meyer's split dollar insurance arrangement until Mr. Meyer reaches age 64 notwithstanding any prior termination of employment. See "Employment Arrangements."

                                12

     Certain key employees of the Company, including Messrs. Meyer, Neun, and Barker, have employment agreements with the Company pursuant to which, in the event of a tender or exchange offer for more than 25 percent of the Company's outstanding stock, the employee has agreed to remain with the Company until such offer has been terminated or abandoned or a change in control of the Company has occurred. Except for this agreement by the employee to remain so employed by the Company, either the Company or the employee may terminate the employment at any time, subject to the Company's obligation to provide benefits specified in the agreement following a change in control. The agreements continue in effect until December 31, 1995, and are generally automatically renewed on an annual basis. Prior to a change in control, the Company may terminate any of the agreements (other than the agreement with Mr. Meyer) if there is a change in the employee's position other than as a result of a promotion. In the event the employee is terminated within 24 months following a change in control, the employee is entitled to a cash severance payment equal to three times his annual base salary based on the salary in effect prior to termination and certain relocation and insurance benefits. However, such amounts will not be payable if termination is due to death, normal retirement or voluntary action of the employee other than for good reason, or by the Company for cause or permanent disability.

EMPLOYMENT ARRANGEMENTS

     In connection with his employment as Chairman, Chief Executive
Officer and President, which began in November 1990, the Company agreed to provide Jerome J. Meyer with supplemental retirement benefits which, together with retirement benefits from his previous employer and amounts payable under the Company's Pension
Plan and Retirement Equalization Plan, would result in an annual retirement benefit upon retirement at age 62 equal to 50% of his final average pay, which for this purpose is the average of the annual cash compensation received by him during each of his final five years. Total annual retirement benefits at reduced levels, but not less than $225,000 per year, are payable upon earlier retirement. In 1993 the Company entered into a split dollar life insurance arrangement designed to fund a substantial portion of this supplemental retirement obligation. Amounts paid by the Company under this split dollar arrangement are included in the Summary Compensation Table.

     In connection with his employment as an executive officer, which began in March 1993, the Company has agreed to provide Carl W.
Neun with supplemental retirement benefits which, together with amounts payable under the Company's Pension Plan and Retirement
Equalization Plan, would result in an annual retirement benefit equal to a percentage of his final average pay, which for this purpose is the average of the annual cash compensation received by him during each of his final five years. The percentage of final average pay payable as a total annual retirement benefit ranges from 35% upon retirement at age 55 to 55% upon retirement at age 62. The Company funds a portion of Mr. Neun's supplemental retirement benefits through a split dollar life insurance arrangement similar to the arrangement entered into for Mr.
Meyer.

     In connection with his employment with the Company, the Company has agreed to provide Rudi Lamprecht with supplemental retirement benefits. If Mr. Lamprecht is continuously employed by the Company or a subsidiary until at least age 55, his aggregate retirement benefits under all retirement plans of the Company shall not be less than 14,000 to 34,460 German marks (currently, approximately U.S. $9,884 to $24,328) per month, depending on his age at retirement, less payments he is eligible to receive under retirement plans of his prior employer.

                                13

          ORGANIZATION AND COMPENSATION COMMITTEE REPORT ON
                       EXECUTIVE COMPENSATION


ORGANIZATION AND COMPENSATION COMMITTEE

     The Organization and Compensation Committee of the board of directors (the "Committee") consists of five outside directors.
Pursuant to authority delegated by the board of directors, the Committee approves compensation of executive officers, including the chief executive officer. The Committee is also responsible for assisting in the development of and approving executive compensation programs and administering the Company's stock incentive and executive compensation plans.

OVERALL POLICY

     The board of directors and the Committee believe that the Company's total executive compensation programs should be related to corporate performance and improvement in shareholder value.
The Company has developed a total compensation strategy that ties a significant portion of executive compensation to achievement of pre-established financial results and appreciation of the Company's common stock price. The primary objectives of these executive compensation programs are to:

     .  Attract and retain talented executives;
     . Motivate executives to achieve long-term business strategies while achieving near-term financial targets;
     . Align executive performance with Tektronix' goals for delivering shareholder value; and
     . Provide incentive for consistently achieving Tektronix' goal for returns on equity.

     The Company has base pay, annual incentive and long-term incentive compensation programs for its executives, as well as retirement and 401(k) plans. These programs are designed both to support the Company's stated compensation policy and to offer compensation that is competitive with compensation offered by companies of similar size and complexity within the electronics and similar industries. The Committee uses comparative information from a group of companies in the electronics industry for establishing executive compensation and Company performance goals. The Committee also relies on advice from outside compensation and benefits consultants.

BASE SALARIES

     Base salaries for executive officers are initially determined by evaluating the responsibilities of the position and the experience of the individual, and by reference to the competitive marketplace for corporate executives, including a comparison to base salaries for comparable positions at other similarly sized electronics companies. Salaries are generally in the middle range of salaries at the comparable companies.

     Annual salary adjustments are determined by evaluating the performance of the Company and each executive officer, and also take into account any new responsibilities as well as salaries for comparable positions at peer companies. In the case of an executive officer with responsibility for a particular business unit, such unit's financial results are also considered. The
Committee, when appropriate, also considers non-financial performance measures that focus attention on improvement in management processes such as inventory turns, timely new product introductions and development of key contributors.

                                14

ANNUAL PERFORMANCE IMPROVEMENT PLAN

     Tektronix' executive officers are eligible to participate in the Company's Annual Performance Improvement Plan, an annual cash incentive compensation plan. For the last fiscal year, Company and, where appropriate, business unit performance objectives were established at the beginning of the fiscal year. Participants' performance measurements had established thresholds, targets and maximums that determined the amount of cash payments under the plan. The Company's performance objectives for the last fiscal year were specified levels of net sales and of operating income
(excluding nonrecurring items at the discretion of the Committee) and inventory turns. Individual performance objectives for an executive officer with responsibility for a particular business unit included financial objectives for the unit. Incentive target performance is based on the Company's annual operating plan approved by the board of directors. For the last fiscal year, financial measures represented 100 percent of the basis for any incentive award to an executive officer provided by the plan. To ensure that executive officers would not receive incentive payments under the plan if employees generally did not receive
Results Sharing Plan payments under the plan described below, it was a condition to payments being made under the plan that the annual threshold for Results Sharing must be met. The Committee establishes target incentive opportunities based on the responsibilities of the position, the ability of the position to impact financial and corporate goals and a comparison of incentives provided to comparable positions at other similarly sized electronics companies, with incentives targeted in the middle range of the comparable companies.

RESULTS SHARING PLAN

     Most regular employees of Tektronix participate in the Results
Sharing Plan. In general, benefits from the Results Sharing Plan are based on consolidated operating income, to the extent that operating income before results sharing and other incentives
(excluding nonrecurring items at the discretion of the Chief
Financial Officer) exceeds a threshold amount that is determined in advance for each year. Accordingly, the Results Sharing Plan requires employees to produce a predetermined threshold of operating income for the shareholders before receiving any benefits. For the last fiscal year, the threshold established was $20 million of operating income for each fiscal quarter. Payments under the plan are calculated as a percent of base pay, range upward from zero at the threshold and are made quarterly.

EXECUTIVE LONG-TERM INCENTIVE COMPENSATION PROGRAM

     In December 1992 the Committee adopted the Executive Long-Term
Incentive Compensation Program to provide an incentive and reward key, selected executives for improving total shareholder value.
The Committee expects that awards will be made annually to selected executives under this program. This program was adopted to align executive long-term interests with the interests of shareholders and the performance of Company operations. The
Executive Long-Term Incentive Compensation Program is comprised of two elements: stock options issued at a premium over fair market value and stock grants issued with three-year performance vesting (performance shares). The options and performance shares are issued pursuant to the Company's Stock Incentive Plan.
Participant awards (including awards to the chief executive officer) reflect job responsibilities and estimated long-term incentive values based in part on compensation data from a comparative group of electronics companies. Awards under this program are designed to provide compensation opportunities at target in the fifty percentile of awards for similar positions in the electronics industry for slightly higher performance levels, with the opportunity at above target performance in the high range of values for similar positions based on high levels of perfor-

                                15

mance to achieve these values. Of the total estimated award value, one half is awarded in premium stock options and the remaining half in performance shares.

     PREMIUM STOCK OPTIONS are granted at an exercise price that is higher than the fair market value on the date of the grant. The
Committee will determine annually the amount of premium added to the stock's fair market value. This determination, while not pursuant to a specific formula, includes factors such as the Company's recent and expected performance, the volatility of the Company's stock and the potential price appreciation determined by using an option pricing model. Options awarded in June 1994 had a 10 percent premium over fair market value; these options have a ten-year term and fully vest two years from the grant date
(50% at the completion of each of the two years of employment).
Prior to December 1992, the Company granted stock options to executives at fair market value, and the Company continues to grant stock options at fair market value to new executive officers as a further inducement to join the Company. The Company grants stock options at fair market value to key employees who are not executive officers.

     PERFORMANCE SHARES are granted contingent upon the Company's performance over a three-fiscal-year period and upon the executive officer remaining in the same position with the Company during this period (except in the case of death or disability or a change in position approved by the Committee). The performance shares granted during the last fiscal year relate to Company performance during the fiscal years ending in 1995, 1996 and 1997. The performance measurements are average return on equity and relative total shareholder return. In general, average return on equity is defined as the three-year average consolidated net income divided by the three-year average consolidated book value.
Relative total shareholder return is defined as total stock price appreciation plus dividends paid during the three-year performance period divided by the initial stock price. Tektronix compares its total shareholder return to a group of electronics companies selected by the Committee. The shares will be earned based on the Company's performance during the three-year period.
Any performance shares that are not earned will be forfeited to the Company. If the Company's average return on equity and total shareholder return exceed certain levels, the executive would earn performance shares equal to up to 1.75 multiplied by the number of original performance shares (or an equivalent amount in cash at the election of the Company). The Company also grants stock bonuses contingent on continued employment with the Company or performance objectives to new executive officers as a further inducement to join the Company. From time to time the Company also grants stock bonuses to executive officers contingent on specific performance objectives relating to that executive officer's position.

RETIREMENT PLANS

     The Company makes contributions for eligible employees (including executive officers) under its Pension Plan (see Pension Plan") and its 401(k) Plan. Under the 401(k) Plan, eligible employees may elect to have up to 15 percent of their pay contributed to the plan. The Company makes matching contributions equal to 60 percent of the elective contributions that do not exceed five percent of the participant's compensation, subject to tax limitations. The Company also makes fixed contributions equal to two percent of the participant's compensation. All fixed and matching contributions by the Company are invested entirely in Common Shares of the Company.
Deductibility of Compensation Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to

                                16

any of its most highly compensated officers in any year after fiscal 1994. The levels of salary and annual cash bonus generally paid by the Company do not exceed this limit. The $1,000,000 cap on deductibility will not apply to compensation that qualifies as "performance-based compensation". Under proposed regulations, performance-based compensation includes compensation received through the exercise of a non-statutory stock option that meets certain requirements. This option exercise compensation is equal to the excess of the market price at the time of exercise over the option price and, unless limited by Section 162(m), is generally deductible by the Company. It is the Company's current policy generally to grant options that meet the requirements of the proposed regulations. The Stock Incentive Plan was amended in 1994 to permit compensation received on vesting of awards similar to the performance share awards that have been made under the Company's Executive Long-Term Incentive Compensation Program to qualify as "performance-based compensation" under the proposed regulations. Qualifying compensation for deductibility under
Section 162(m) is one of many factors the Committee considers in determining executive compensation arrangements. Deductibility will be maintained when it does not conflict with compensation objectives.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     In September 1994, the Committee set Jerome J. Meyer's salary at
$560,000, an increase of 6 percent. With respect to Mr. Meyer's salary increase, the Committee took into account a comparison of base salaries of chief executive officers of peer companies, the Company's success in meeting its performance objectives, the performance of the Company's common stock, and the assessment by the Committee of Mr. Meyer's individual performance and contributions. The Committee believes that Mr. Meyer's annual base salary falls within the middle range of salaries for similar positions at similar companies. Mr. Meyer's participation under the Annual Performance Improvement Plan (APIP) for the last fiscal year was tied to the Company achieving pre-established levels of net sales, operating income before results sharing and other incentives and inventory turns. The Committee believes that Mr. Meyer's targeted APIP level was within the middle range of bonus opportunities for similar positions at similar companies.
Mr. Meyer's APIP payment for the last fiscal year was $628,293.
Mr. Meyer received payments under the Results Sharing Plan equal to 7.95 percent of his base pay in accordance with the terms of the plan applicable to all employees. A significant portion of Mr. Meyer's compensation for the 1995 fiscal year was based on the financial performance of the Company. As indicated in the table on page 18, the Company has significantly outperformed the S&P 500 and High Tech Composite in terms of total shareholder return (as computed therein) over the last five years, and the Company's stock performance was particularly strong during the last fiscal year. The Committee has placed a strong emphasis on using pay for performance in compensating its executive officers and believes that the Company's performance-based compensation arrangements are achieving effective results for the Company and shareholders.

Committee report submitted by:
A.M. Gleason, Chairman
A. Gary Ames
Paul E. Bragdon
Keith R. McKennon
Merrill A. McPeak

                                17


COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

     The graph below compares the cumulative total shareholder return on the Company's Common Shares with the Standard & Poor's 500
Stock Index and the Standard & Poor's High Technology Composite
Index. The graph assumes $100 invested on May 26, 1990 in
Tektronix Common Shares and $100 invested at that time in each of the S&P indexes. Although Tektronix does not have a dividend reinvestment plan, the comparison assumes that all dividends are reinvested.

[Performance graph located here. Points plotted on the graph are shown below.]



                     1990     1991     1992     1993     1994     1995
                     ____     ____     ____     ____     ____     ____

S&P 500              100.00   111.74   122.77   136.94   142.72   171.33
High Tech Composite  100.00   100.27   101.19   116.54   130.78   188.36
Tektronix            100.00   162.74   141.69   168.53   221.32   364.57

                                18

ITEM 2.
                          PROPOSAL TO APPROVE
           NON-EMPLOYEE DIRECTORS STOCK COMPENSATION PLAN

     In 1990 the board of directors adopted the Non-Employee Directors Stock Compensation Plan (the "Directors Plan"). The Directors
Plan provides that a portion of the annual retainer for non-employee directors is paid in Common Shares of the Company instead of cash. The purposes of the Directors Plan is to increase the stock ownership interests of the non-employee directors and to further align the interests of the directors and shareholders of the Company. A copy of the Directors Plan is attached to this proxy statement as Appendix A. The Company is submitting the Directors Plan to shareholders for approval so that the acquisition of Common Shares under the plan by non-employee directors will qualify as an exempt purchase of stock under Section 16(b) of the Securities Exchange Act of 1934 as permitted by the rules of the Securities and Exchange
Commission.

DESCRIPTION OF DIRECTORS PLAN

     Under the Directors Plan, every five years each non-employee director of the Company is awarded Common Shares of the Company worth one-half the annual directors' retainer multiplied by five. Non-employee directors having fewer than five years of service remaining before reaching retirement age receive stock awards equivalent to one-half of the annual retainer for each remaining year. Non-employee directors will receive additional shares to reflect any increase in the annual retainer that occurs during the five-year period. In addition, non-employee directors may elect to receive the balance of the annual retainer in stock in lieu of cash. Shares awarded or received pursuant to an election under the Directors Plan are subject to forfeiture over the five-year or shorter period following the award or election if the recipient ceases to be a director. The shares awarded under the Directors Plan are purchased in the market with funds supplied by the Company, and the certificates are then held by the Company or a trustee until the forfeiture restrictions lapse. Directors have voting and dividend rights with respect to the shares.
     During the calendar years 1995 to 1999, all current non-employee directors of the Company as a group have received or will receive stock awards under the Directors Plan, in lieu of cash payments, aggregating $337,500, representing one-half of the annual directors' retainer for five years, based on the current annual retainer and subject to their election or reelection as directors. Since inception of the plan in 1990, 26,056 Common
Shares have been awarded under the Directors Plan.

RECOMMENDATION OF BOARD OF DIRECTORS

     The board of directors recommends approval of the Directors Plan. The proposal must be approved by the holders of at least a majority of the outstanding Common Shares present, or represented by proxy, and entitled to vote on the matter at the annual meeting. Abstentions have the effect of "no" votes in determining whether the Directors Plan is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote. The enclosed proxy will be voted in accordance with the instructions specified in the space provided on the proxy form. If no instructions are given, proxies will be voted for approval of the proposal.

ITEM 3.
                     PROPOSAL TO AMEND THE
                     STOCK INCENTIVE PLAN

IMPORTANCE OF STOCK AWARDS TO THE COMPANY

     The board of directors believes that the availability of stock options and other stock awards is an important factor in the Company's ability to attract and retain experienced and competent employees and to provide an incentive for them to exert their best efforts on behalf of the Company. In 1989 the board of directors adopted and the shareholders approved the Stock
Incentive Plan (the "Incentive Plan") and reserved 3,000,000
Common Shares for issuance thereunder. In 1994 the board of directors adopted and the shareholders approved amendments to the Incentive Plan to reserve an additional 1,500,000 Common Shares for issuance under the plan. Because at June 21, 1995 there were only 1,327,671 Common Shares available for future awards under the Incentive Plan, the board of directors has proposed an amendment to the Incentive Plan which, if approved by shareholders, would reserve an additional 1,000,000 Common Shares of the Company (subject to adjustment for changes in capitalization) for future awards under the Incentive Plan. The proposed amendments also prohibit the granting of options at less than 100% of fair market value, prohibit the regrant of options for the purpose of repricing options that are underwater and add additional performance criteria relating to performance-based awards. All of these proposed amendments are subject to shareholder approval.
     Historically, a substantial portion of the awards made under the Stock Incentive Plan and prior stock option plans of the Company have been in the form of stock options granted with exercise prices equal to 100% of fair market value, and this continues to be the Company's practice with respect to stock awards to key employees other than senior executives. The stock-based compensation arrangements currently in use by the Organization and Compensation Committee of the Board of Directors of the Company for senior executives consist principally of stock options issued at a premium over fair market value and stock grants issued with three-year performance vesting. (See
"Organization and Compensation Committee Report on Executive
Compensation.")
     During the last fiscal year and the first month of this fiscal year the Company has utilized approximately 1,519,496 shares for stock option grants and other stock awards under the Incentive Plan. Included in this amount were approximately 370,000 Common Shares utilized for stock option grants in connection with the Company's acquisitions of Lightworks Editing Systems, Limited, and Microwave Logic, Inc.
Over the last five fiscal years the Company's stock price has increased approximately 220%. During this period, the Company has placed heavy reliance on stock awards in order to motivate key employees to control costs, focus on growth and improve the Company's overall performance. During fiscal year 1994 the Company's stock options outstanding as a percentage of outstanding Common Shares was 9.5%, compared with an average of 9.2% and a median of 9.5% for the group of companies used by Tektronix for comparative purposes in determining compensation for key employees. During the same period the Company's annual option grants as a percentage of outstanding Common Shares ("gross option utilization") was 2.5%, compared with an average of 2.3% and a median of 2.0% for the comparative group of companies. Also during this period the Company's option grants, after taking into account options that terminated, as a percentage of outstanding
Common Shares ("net option utilization") was 1.5%, compared with an average of 1.5% and a median of 1.3% for the comparative group of companies. Accordingly, the Company believes that the dilution impact of its option grants has been in line with the prevailing practices in its market.
     Certain provisions of the Incentive Plan are summarized below.
The complete text of the Incentive Plan, as proposed to be amended, is attached to this proxy statement as Appendix B.

DESCRIPTION OF STOCK INCENTIVE PLAN

     SHARES RESERVED FOR PLAN; TYPES OF AWARDS. The Incentive Plan initially provided for the reservation of Common Shares of the Company (subject to adjustment for changes in capitalization) for issuance pursuant to the Incentive Plan in the amount of 3,000,000 Common Shares plus any shares available for grant under the 1982 Stock Option Plan (the "1982 Plan") and the Key Employee Stock Bonus Plan, or that may subsequently become available for grant under such plans through the expiration, termination, forfeiture or cancellation of awards under such plans. The
Incentive Plan was amended in 1994 to reserve an additional 1,500,000 Common Shares of the Company for issuance under the plan. The Incentive Plan permits the grant of Incentive Stock Options, non-statutory stock options, stock appreciation rights, cash bonus rights, performance-based awards, the award of stock bonuses and the sale of restricted stock. At June 21, 1995, 3,118,378 shares were subject to outstanding options and other stock awards and 1,327,671 shares were available for future awards. There were also 177,818 shares subject to outstanding options under the 1982 Plan as of June 21, 1995. The Company does not intend to make any further grants under the 1982 Plan.

     ELIGIBILITY. All employees of the Company and its subsidiaries, including employees who are officers or directors, are eligible to be selected for awards under the Incentive Plan.

     ADMINISTRATION. The Incentive Plan is administered by the Organization and Compensation Committee of the board of directors (the "Committee"). If the Committee ceases to administer the plan, the administrative action described below will be taken by the board of directors. The Committee may promulgate rules and regulations for the operation of the plan, will interpret the plan and related agreements and will generally supervise the administration of the plan. The Committee will determine the employees to whom awards will be made under the Incentive Plan, the amount of the awards and the other terms and conditions of the awards. Among other actions, the Committee may advance the lapse of any waiting period, accelerate any exercise date and waive or modify any restriction with respect to an award. The Committee may not grant a new option in exchange for the surrender of an old option for the purpose of repricing such surrendered option.

     TERM OF PLAN. The Incentive Plan will continue until all shares available for issuance under the Incentive Plan have been issued and all restrictions on such shares have lapsed. The board of directors has the power to suspend or terminate the Incentive
Plan at any time. The board of directors may also modify or amend the Incentive Plan at any time.

     STOCK OPTIONS. Stock options may be granted to employees under the Incentive Plan. The Committee will determine the employees to whom options will be granted, the option price, the number of shares to be covered by each option, the period of each option and the times at which options may be exercised and whether the option is an Incentive Stock Option (intended to meet all of the requirements of an Incentive Stock Option as defined in Section
422 of the Internal Revenue Code of 1986, as amended) or a non-statutory option. If the option is an Incentive Stock Option, the option price cannot be less than 100 percent of the fair market value of the Common Shares on the date of grant. The total number of shares which may be issued under the plan upon exercise of Incentive Stock Options may not exceed 5,500,000 shares
(subject to adjustment for changes in capitalization). If an optionee of an Incentive Stock Option at the time of grant owns stock possessing more than 10 percent of the combined voting power of the Company, the option price may not be less than 110 percent of the fair market value of the Common Shares on the date of grant. Under the proposed amendments, if the option is a non-statutory stock option, the option price cannot be less than 100 percent of the fair market value of the Common Shares on the valuation date selected by the Committee. The Committee may select the valuation date from (1) the date of commitment by the Company to grant the option, (2) the date of approval of the grant by the

Committee, or (3) the effective date of the option.
Prior to the proposed amendments the Incentive Plan permitted the grant of non-statutory options at a price of not less than 50% of fair market value at the time of grant. Under the proposed amendments, the fair market value of shares covered by a non-statutory option is deemed to be the closing price of the Common Shares as reported in the NYSE Composite Transactions in The Wall Street Journal on the date preceding the valuation date, or such other reported value of the Common Shares, as shall be specified by the Committee. Under the proposed amendments, the fair market value of non-statutory options can also be established based on average closing prices for a period of not more than 10 trading days preceding the valuation date, as specified by the Committee. The proposed amendments also prohibit the regrant of options for the purpose of repricing options that are underwater. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 500,000 shares in connection with hiring of the employee or 200,000 shares in any fiscal year otherwise. The Incentive Plan limits the amount of Incentive Stock Options that may vest under the plan in any year to $100,000 per employee, based on the fair market value on the grant date of shares covered by such options. No monetary consideration is paid to the Company upon the granting of options. On July 31, 1995, the closing price of the Common Shares as reported in the NYSE Composite Transactions in The Wall Street Journal was $48.125 per share.
     At the time of option grant or thereafter the Committee may provide that an optionee who exercised an option with Common Shares of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and the Committee may specify the terms and conditions of the new options.
     Options may be granted for varying periods established at the time of grant (not to exceed 10 years from the date of the grant for Incentive Stock Options) and are nontransferable except on death of the holder. Options are exercisable in accordance with the terms of an option agreement entered into at the time of the grant. Options may be exercised only while an optionee is in the employ of the Company or one of its subsidiaries or within three months following termination of employment or within one year after the death of the optionee. If the termination of employment is as a result of death or disability, the option may be exercised free of any limitations on the amount which may be purchased in any one year specified in the option agreement. If the employment of the optionee terminates when the optionee is eligible for retirement under the Tektronix Pension Plan (the optionee is age 55 or older), other than as a result of death or disability, the outstanding options and with the approval of the Committee, stock appreciation rights, held by the optionee may be exercised by the optionee at any time prior to the expiration date of the option, the expiration of five years after the date of such termination, or the expiration of three months after the optionee's death following termination, whichever is the shortest period, but only if and to the extent the optionee was entitled to exercise the option at the date of termination of employment. The Committee may cancel such options and stock appreciation rights of the retiree at any time prior to exercise unless certain conditions are satisfied concerning rendering services for a competitor, nondisclosure of confidential information and assignment of inventions. The Incentive Plan provides that upon a termination of employment the Committee may extend the exercise period for any period up to the expiration date of the option and may increase the portion of the option that is exercisable. The purchase price for shares purchased pursuant to the exercise of options must be paid in cash, including cash that may be the proceeds of a loan from the Company, or with the consent of the Committee, in whole or in part in Common Shares, restricted stock, performance units or other contingent awards, deferred compensation credits and other forms of consideration. With the consent of the Committee, an optionee may request the Company to apply the shares to be received on exercise of a portion of an option to satisfy the option price for additional portions of the option until the entire option is exercised. Upon the exercise of an option, the number of shares subject to the option and the number of shares available for issuance under the Incentive Plan are reduced by the number of shares with respect to which the option is exercised. Option shares which are not purchased prior to the expiration, termination or cancellation of the options are again available for future awards under the plan.

     STOCK APPRECIATION RIGHTS. Stock appreciation rights ("SARs") may be granted to employees under the Incentive Plan. SARs may, but need not, be granted in connection with an option grant or an outstanding option previously granted under the Incentive Plan. A
SAR gives the holder the right to payment from the Company of an amount equal in value to the excess of the fair market value on the date of exercise of one Common Share of the Company over its fair market value on the date of grant or, if granted in connection with an option, the option price per share under the option to which the SAR relates, times the number of shares covered by the SAR or option, or portion thereof, which is surrendered. The holder does not pay the Company anything upon grant or exercise of a SAR (other than tax withholding amounts upon exercise).
     A SAR is exercisable only at the time or times established by the Committee. If a SAR is granted in connection with an option, it is exercisable only to the extent and on the same conditions that the related option is exercisable. Upon exercise of a SAR, any option or portion thereof to which the SAR relates terminates. No
SAR granted to an officer or director can be exercised during the first 6 months after the date of grant. Payment by the Company upon exercise of a SAR may be made in Common Shares of the Company valued at fair market value, or in cash, or partly in stock and partly in cash, as determined by the Committee. The Committee may withdraw any SAR granted under the Incentive Plan at any time and may impose any conditions upon the exercise of a SAR or adopt rules and regulations from time to time affecting the rights of holders of SARs. If a SAR is not exercised prior to the expiration, termination or cancellation of the SAR, the unissued shares subject to the SAR are again available for issuance under the plan.
     The existence of SARs, as well as certain bonus rights described below, will require charges to the Company's income over the life of the right based upon the amount of appreciation, if any, in the market value of the Common Shares of the Company over the exercise prices of shares subject to exercisable SARs or bonus rights.
     Cash payments for SARs do not reduce the number of shares reserved for issuance under the plan.

     STOCK BONUSES. The Committee may award Common Shares of the Company to employees as a stock bonus under the Incentive Plan. The Committee will determine the employees to receive stock bonuses, the number of shares to be awarded and the time of the award. No cash consideration (other than tax withholding amounts) will be paid by employees to the Company in connection with stock bonuses. Shares received as a stock bonus are subject to the terms, conditions and restrictions determined by the Committee. Restrictions may include restrictions concerning transferability and forfeiture of the shares. Stock bonus shares which are forfeited to the Company are again available for issuance under the plan.

     RESTRICTED STOCK. The Incentive Plan provides that the Company may issue restricted shares to employees in such amounts, for such consideration (including promissory notes and services), subject to such restrictions and on such terms as the Committee may determine. Restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares. No restricted shares may be issued for consideration that is less than 50 percent of the fair market value of the Common Shares at the time of issuance. Restricted shares which are forfeited to or repurchased by the Company are again available for issuance under the plan.

     CASH BONUS RIGHTS. The Committee may grant cash bonus rights under the Incentive Plan in connection with (i) option grants and SARs, (ii) stock bonus awards and (iii) restricted stock sales under the Incentive Plan. Bonus rights may be used to provide cash to employees for the payment of taxes in connection with awards under the Incentive Plan. Bonus rights granted in connection with options entitle the optionee to a cash bonus if and when the related option is exercised or terminates in connection with the exercise of a SAR related to the option. If the shares are purchased on the exercise of an option, the amount of the bonus is equal to the difference between the aggregate exercise price of the surrendered option and the fair market value of shares subject to the option on the exercise date, multiplied by a bonus percentage determined by the Committee not to exceed 75 percent. If an optionee exercises a related SAR in connection with the termination of an option, the bonus amount is determined by multiplying the total fair market value of the shares and cash received upon exercise of the SAR by the applicable bonus percentage. Bonus rights granted in connection with stock bonuses entitle the recipient to a cash bonus, in an amount determined by the Committee, at the time the shares are awarded or at such time as any restrictions to which the shares are subject lapse. Bonus rights granted in connection with restricted stock purchases entitle the recipient to a cash bonus in an amount determined by the Committee, payable as determined by the Committee. Bonus rights granted in connection with restricted stock purchases or stock bonuses terminate in the event that restricted stock is repurchased by the Company or forfeited by the holder pursuant to the restrictions. The payment of a cash bonus does not reduce the number of shares reserved under the plan.

     PERFORMANCE-BASED AWARDS. The Committee may grant Performance-based Awards denominated either in Common Shares or in dollar amounts. All or part of the awards will be earned if performance goals established by the Committee for the period covered by the award are met and the employee satisfies any other restrictions established by the Committee. The performance goals may be expressed as one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any subsidiary, division or other unit of the Company: earnings, earnings per share, total shareholder return (stock price increase plus dividends), return on equity, return on assets, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges. The proposed amendments add "return on capital" and "economic value added" as additional measures of performance. Economic value added means operating income after taxes minus a charge for the cost of capital. Performance-based Awards may be paid in cash or Common Shares and may be made as awards of restricted shares subject to forfeiture if performance goals are not satisfied, as determined by the Committee. No employee may receive in any fiscal year Performance-based Awards denominated in Common Shares under which more than 100,000 shares may be issued or Performance-based Awards denominated in dollars under which more than $750,000 may be paid. The payment of a Performance-based Award in cash will not reduce the number of shares reserved under the plan.

     ACCELERATION IN CERTAIN EVENTS. The Incentive Plan provides for accelerated vesting of options and SARs granted under the Incentive Plan in the event of a future change in control of the Company or the occurrence of certain events indicating an imminent change in control of the Company as specified in the Incentive Plan. Upon such an acceleration, holders of options have the right to have the Company repurchase such options for cash, and SARs shall be exercisable only for cash. The repurchase price of options and the amount payable upon exercise of SARs is calculated according to a formula set forth in the Incentive Plan and is generally equal to the excess of the highest purchase price paid in connection with the transactions indicating a change in control or potential change and the option price. The special acceleration provision may, in certain circumstances, tend to discourage attempts to take over the Company.

     FOREIGN QUALIFIED GRANTS. Awards under the plan may be granted to employees who are residing in foreign jurisdictions, and the Committee may adopt such supplements to the plan as may be necessary to comply with local laws and to afford participants favorable treatment under such laws, provided that no award may be granted under any such supplement with terms which are more beneficial to the participants than are permitted by the plan.

     CORPORATE MERGERS. The Committee may make awards under the Incentive Plan that have terms and conditions that vary from those specified in the plan when such awards are granted in substitution for, or in connection with the assumption of, existing awards made by another corporation and assumed or otherwise agreed to be provided for by the Company in connection with a corporate merger or other similar transaction to which the Company or a subsidiary is a party.

TAX CONSEQUENCES

     Certain options authorized to be granted under the Incentive Plan are intended to qualify as "Incentive Stock Options" for federal income tax purposes. Under federal income tax law currently in effect, the optionee will recognize no income upon grant or exercise of the Incentive Stock Option. If an employee exercises an Incentive Stock Option and does not dispose of any of the option shares within two years following the date of grant and within one year following the date of exercise, then the gain will be realized only upon subsequent disposition of the shares.
If an employee disposes of shares acquired upon exercise of an Incentive Stock Option before the expiration of either the one-year holding period or the two-year waiting period, any amount realized will be taxable for federal income tax purposes in the year of such disqualifying disposition to the extent that the lesser of the fair market value of the shares on the exercise date or the fair market value of the shares on the date of disposition exceeds the option price. The Company will not be allowed any deduction for federal income tax purposes at either the time of the grant or exercise of an Incentive Stock Option.
Upon any disqualifying disposition by an employee, the Company will be entitled to a deduction to the extent the employee realizes income.
     Certain options authorized to be granted under the Incentive Plan will be treated as non-statutory stock options for federal income tax purposes. Under federal income tax law presently in effect, no income is realized by the grantee of a non-statutory option pursuant to the Incentive Plan until the option is exercised. At the time of exercise of a non-statutory option, the optionee will realize income, and the Company will generally be entitled to a deduction, in the amount by which the market value of the shares subject to the option at the time of exercise exceeds the exercise price. The Company's deduction is conditioned upon withholding on the income amount. Upon the sale of shares acquired upon exercise of a non-statutory option, the excess of the amount realized from the sale over the market value of the shares on the date of exercise will be taxable.
    An employee who receives stock in connection with the performance of services will generally realize taxable income at the time of receipt unless the shares are substantially nonvested for purposes of Section 83 of the Internal Revenue Code of 1986, as amended. Absent an election under Section 83(b), an employee who receives substantially nonvested stock in connection with performance of services will realize taxable income in each year in which a portion of the shares substantially vest. The Company will be entitled to a tax deduction in the amount includible as income by the employee at the same time or times as the employee recognizes income with respect to the shares. The Company's deduction is conditioned upon withholding upon the income amount.
A participant who receives a cash bonus right under the plan will generally recognize income equal to the amount of a cash bonus paid at the time of receipt, and the Company will generally be entitled to a deduction equal to the income recognized by the participant.
     Section 162(m) of the Internal Revenue Code of 1986, as adopted in 1993, limits to $1,000,000 per person the amount that the Company may deduct for compensation paid to any of its most highly compensated officers in any year after fiscal 1994. Under proposed regulations, compensation received through the exercise of an option or stock appreciation right or through other performance-based awards will not be subject to the $1,000,000 limit if the option, stock appreciation right or other award and the plan meet certain requirements. One such requirement for options and stock appreciation rights is that shareholders approve per-employee limits on the number of shares as to which options and stock appre-ciation rights may be granted, which the shareholders approved in 1994. For other performance-based awards, shareholders must approve the performance criteria upon which award payouts will be based and the maximum amount payable under awards, both of which are set forth in Section 11 of the Incentive Plan on Performance-based Awards which the shareholders approved in 1994. Another requirement for options and stock appreciation rights is that the exercise price be not less than fair market value of the Common Shares on the date of grant.
Other requirements of the proposed regulations for Performance-based Awards are that objective performance goals and the amounts payable upon achievement of the goals be established and that no discretion be retained to increase the amount payable under the awards. Lastly, a requirement for all awards is that the award be granted by a committee of at least two outside directors. The Company believes that compensation received on exercise of options and stock appreciation rights or on vesting of Performance-based Awards granted under the Incentive Plan in compliance with all of the above requirements will not be subject to the $1,000,000 deduction limit.

RECOMMENDATION OF BOARD OF DIRECTORS

     The board of directors recommends approval of the proposed amendments to the Incentive Plan. The proposal must be approved by the holders of at least a majority of the outstanding Common Shares present, or represented by proxy, and entitled to vote on the matter at the annual meeting. Abstentions have the effect of "no" votes in determining whether the Incentive Plan is approved. Broker non-votes are counted for purposes of determining whether a quorum exists at the annual meeting but are not counted and have no effect on the results of the vote. The enclosed proxy will be voted in accordance with the instructions specified in the space provided on the proxy form. If no instructions are given, proxies will be voted for approval of the proposal.

                              AUDITORS

     The board of directors has selected Deloitte & Touche as the Company's independent auditors for the current fiscal year. Representatives of Deloitte & Touche will be present at the annual meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

                            OTHER MATTERS

     COMPLIANCE WITH SECTION 16(A) OF THE EXCHANGE ACT. Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers, directors and persons who own more than ten percent of the Common Shares to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC") and the New York Stock Exchange. Executive officers, directors and beneficial owners of more than ten percent of the Common Shares are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of the copies of such forms received by the Company and on written representations from certain reporting persons that they have complied with the relevant filing requirements, the Company believes that all filing requirements applicable to its executive officers and directors were complied with during the last fiscal year.

     SHAREHOLDER PROPOSALS IN THE COMPANY'S PROXY STATEMENT.
Shareholders wishing to submit proposals for inclusion in the Company's proxy statement for the 1996 annual meeting of shareholders must submit the proposals for receipt by the Company not later than April 4, 1996.

     SHAREHOLDER PROPOSALS NOT IN THE COMPANY'S PROXY STATEMENT. Shareholders wishing to present proposals for action at this annual meeting or at another shareholders' meeting must do so in accordance with the Company's bylaws. A shareholder must give timely notice of the proposed business to the Secretary. To be timely, a shareholder's notice must be in writing, delivered or mailed (postage prepaid) to and received by the Secretary not less than 50 days nor more than 75 days prior to the meeting, provided, however, that if less than 65 days' notice or prior public disclosure of the date of the meeting is given to shareholders, notice by the shareholder, to be timely, must be received by the Secretary not later than the close of business on the tenth day following the earlier of the day on which such notice of the date of the meeting was mailed or public disclosure was made. For each matter the shareholder proposes to bring before the meeting, the notice to the Secretary must include: (a) a brief description of the business desired to be brought before the meeting and the reasons for conducting the business at the meeting, (b) the name and record address of the shareholder proposing the business, (c) the number of Common Shares of the Company which are beneficially owned by the shareholder and (d) any material interest of the shareholder in the business to be brought before the meeting. The chairman of the meeting may, if the facts warrant, determine and declare that the business was not properly brought before the meeting in accordance with the Company's bylaws.

     SHAREHOLDER NOMINATIONS FOR DIRECTORS. Shareholders wishing to directly nominate candidates for the board of directors at an annual meeting must do so in writing, in accordance with the Company's bylaws, delivered or mailed (postage prepaid) to and received by the Secretary not less than 50 nor more than 75 days prior to any meeting of shareholders called for the election of directors, provided, however, that if less than 65 days' notice or prior public disclosure of the date of the meeting is given to shareholders, the nomination must be received by the Secretary not later than the close of business on the tenth day following the earlier of the day on which the notice of the meeting was mailed or such public disclosure was made. The notice shall set forth: (a) the name and address of the shareholder who intends to make the nomination, (b) the name, age, business address and, if known, residence address of each nominee, (c) the principal occupation or employment of each nominee, (d) the number of Common Shares of the Company which are beneficially owned by each nominee and by the nominating shareholder, (e) any other information concerning the nominee that must be disclosed of nominees in proxy solicitations pursuant to Regulation 14A of the Securities Exchange Act of 1934, and (f) the executed consent of each nominee to serve as a director of the Company if elected. Shareholders wishing to make any director nominations at any special meeting of shareholders held for the purpose of electing directors must do so, in accordance with the bylaws, by delivering timely notice to the Secretary setting forth the information described above for annual meeting nominations. To be timely, the notice must be given (a) if given by any shareholder who made a demand for the meeting, concurrently with the delivery of such demand, and (b) otherwise, not later than the close of business on the 10th day following the day on which the notice of the special meeting was mailed. Such notices of nominations at annual or special meetings shall include a signed consent to serve as a director of the Company if elected. The chairman of the meeting of shareholders may, if the facts warrant, determine that a nomination was not made in accordance with the proper procedures. If the chairman does so, the chairman shall so declare to the meeting and the defective nomination shall be disregarded.

     While the Notice of Annual Meeting of Shareholders provides for the transaction of such other business as may properly come before the meeting, the board of directors has no knowledge of any matters to be presented at the meeting other than those referred to herein. However, the enclosed proxy gives discretionary authority in the event that any other matters should be presented.

               INFORMATION AVAILABLE TO SHAREHOLDERS

     THE COMPANY'S 1995 ANNUAL REPORT IS BEING MAILED TO SHAREHOLDERS WITH THIS PROXY STATEMENT. COPIES OF THE 1995 ANNUAL REPORT AND THE
FORM 10-K, INCLUDING FINANCIAL STATEMENTS AND FINANCIAL SCHEDULES, FILED WITH THE SECURITIES AND EXCHANGE COMMISSION MAY BE OBTAINED WITHOUT CHARGE FROM THE SECRETARY, P.O. BOX 1000, WILSONVILLE, OREGON 97070-1000.

                                   BY ORDER OF THE BOARD OF DIRECTORS

                                           John P. Karalis, Secretary

August 3, 1995

                                                           APPENDIX A
                          TEKTRONIX, INC.
            NON-EMPLOYEE DIRECTORS STOCK COMPENSATION PLAN

   1. PURPOSE. The purpose of this Non-Employee Directors Stock Compensation Plan (the "Plan") is to enable Tektronix, Inc. (the "Company") to attract and retain highly qualified directors. The Company considers it desirable that members of the board of directors, who represent shareholders, be shareholders of the Company. In order to supplement the personal efforts of the directors towards this end, the Plan is intended to increase the ownership interest of non-employee directors through awards of Common Shares of the Company. The Company intends to increase the community of interest of the shareholders at large and the Company's directors and to make share ownership a dynamic influence on the attitudes of the board.

   2. ADMINISTRATION. The Plan shall be administered by the Secretary of the Company or such other person designated by the chief executive officer of the Company (the "Administrator") who may delegate all or part of that authority and responsibility. The Administrator shall interpret the Plan, arrange for the purchase and delivery of shares, determine forfeitures and otherwise assume general responsibility for administration of the Plan. Any decision by the Administrator shall be final and binding on all parties.

   3.   AWARDS.

     3.1 Each non-employee director of the Company shall participate in the Plan as follows:

          (a) Directors in office at the time of the adoption of the Plan shall participate as of September 22, 1990. Directors elected or appointed after the adoption of the Plan shall participate as of the later of (i) the date of their election or appointment or
     (ii) September 22, 1990. Employee directors who cease to be employees of the Company but continue as directors shall become participants as of the later of (i) the date they cease to be employees or (ii) September 22, 1990.

          (b) A director's date of participation shall be the award date. Each annual meeting of shareholders after that date shall be an anniversary date.

     3.2  As of the award date a participant shall, subject to
Section 3.3, be awarded Common Shares of the Company as follows:

          (a) For award dates prior to the 1995 annual meeting of shareholders of the Company (the "1995 Annual Meeting"), the number of shares awarded shall be stock valued at $37,500 at the time of purchase as described in Section 3.2(b). For award dates on or after the 1995 Annual Meeting, the number of shares awarded shall be stock equivalent in value to one-half of the then current annual retainer for non-employee directors of the Company (the "Annual Retainer"), multiplied by five, valued at the time of purchase as described in Section 3.2(b). In the event that the Annual Retainer is increased each participant shall be awarded in Common Shares one-half of such increase in the Annual Retainer multiplied by the number of years (including fraction of a year) remaining until the participant's next award date under Section 3.4.

          (b) As soon as practicable after the award date the Administrator shall deliver cash in the amount of the award and applicable commissions to one or more brokers or other third persons with instructions to purchase Common Shares of the Company in the open market. The Administrator may delay the purchase depending on market conditions and securities laws affecting open market purchases by a corporation of its own shares.

          (c) When several participants have the same award date, all of the stock shall be purchased and then divided equally among the participants so that each participant receives the same number of shares regardless of any changes in price that occur while purchases are being carried out.

          (d) When all of the stock has been purchased, certificates in the names of the participants for their respective shares shall be delivered to the Administrator. Except with respect to shares deferred pursuant to the Company's Non-employee Directors'
     Deferred Compensation Plan or any amendment, restatement or replacement thereof (the "Deferral Plan"), each participant shall deposit with the Administrator a blank stock power duly executed and guaranteed in a form satisfactory to the Administrator for each certificate for shares standing in the participant's name.

          (e) The Administrator shall hold the certificates and stock powers until the shares are vested and released from time to time as provided in Section 4.7, except that the shares shall be delivered to a trustee in accordance with instructions from the participants pursuant to the Deferral Plan.

     3.3 If, assuming that the participant were reelected, a participant's term as a director would end because of age before the fifth anniversary date after an award date, the amount awarded shall be reduced by one-fifth for each anniversary date that would fall after the date the term ends.

     3.4 If a participant continues to be a non-employee director after all of the shares from an award have vested, the award cycle shall be repeated for such participant. The award date for the next award shall be the date of the annual meeting of shareholders coinciding with the last anniversary date for the prior award. Each subsequent award shall be an amount of stock equivalent in value (at the time of purchase in accordance with Section 3.2(b)) to one-half of the Annual Retainer, multiplied by five subject to Section 3.3. Such stock shall be acquired, vest and otherwise be subject to all the provisions of the Plan.

     3.5 Beginning with respect to the Annual Retainer payable for services rendered after the 1995 Annual Meeting and subject to compliance with Rule 16b-3 of the Securities and Exchange Commission, each participant may elect to receive in Common Shares, in lieu of cash payments, all of the remaining Annual Retainer not automatically awarded in Common Shares pursuant to
Section 3.2(a) ("Election Shares"). Such an election shall apply with respect to all of the remaining Annual Retainer for services to be rendered in all years until the next award date under
Section 3.4. Such an election shall be made prior to an award date, except that in order to implement this election procedure in accordance with Rule 16b-3, each non-employee director shall be given one opportunity to make such an election with respect to Annual Retainers expected to be received for services rendered until the next award date. Following such an election, the Administrator shall purchase Election shares under the procedures set forth in Section 3.2. The value of the Election Shares purchased shall be equal to one-half of the Annual Retainer multiplied by five subject to Section 3.3 (or the number of years, including a fraction of a year, remaining until the participant's next award date under Section 3.4). In the event that the Annual Retainer is increased, each participant who has so elected shall receive Common Shares equal in value to one-half of such increase in the Annual Retainer multiplied by the number of years (including a fraction of a year) remaining until the participant's next award date under Section 3.4.

   4.   VESTING; DELIVERY OF SHARES; FORFEITURES.

     4.1 Subject to Sections 4.2 through 4.6, awarded shares shall vest as follows:

                               PERCENT VESTED         CUMULATIVE PERCENT
                               ______________         __________________

Award Date                            0%                      0%
First Anniversary Date               20                      20
Second Anniversary Date              20                      40
Third Anniversary Date               20                      60
Fourth Anniversary Date              20                      80
Fifth Anniversary Date               20                     100


     4.2 If a participant receives a reduced award under Section 3.3, the vesting percentages for such shares and any related Election Shares shall be accelerated so that the entire award shall vest evenly over the anniversary dates that fall on or before the date the director's term ends. For example, if the award were reduced to three-fifths of the amount of stock that would otherwise be awarded one-third of the shares would vest on each of the first three anniversary dates. If a participant receives an award for an increase in the Annual Retainer pursuant to Section 3.2(a), the vesting schedule for such shares and any related Election Shares shall be revised so that shares representing any fraction of a year shall vest on the first anniversary date and the remaining award shall vest equally over the subsequent anniversary dates that fall on or before the next award date.

     4.3 Subject to Sections 4.5 and 4.6, the following shall apply with respect to awards to a participant whose award date is not the date of an annual meeting of shareholders:

          (a) The shares which would otherwise vest on the first anniversary date shall instead vest on the date six months immediately following the date certificates for the shares are delivered to the Administrator under Section 3.2(d), or one year after the date for the award, whichever is later.

          (b) Notwithstanding (a), if the participant's term as a director ends because of age on the first anniversary date, the shares which would otherwise vest at a later date under (a) shall instead vest on the first anniversary date.

     4.4 If a participant ceases to be a non-employee director on an anniversary date, that anniversary date shall be included in determining the number of shares vested for that participant.

     4.5 If a participant dies while serving as a non-employee director the participant's awarded shares scheduled to vest on the next anniversary date shall instead vest as of the date of death.

     4.6 If a participant ceases, for any reason other than death, to be a non-employee director on a date other than an anniversary date, the participant's awarded shares scheduled to vest on the immediately following anniversary date shall vest as of the date the participant ceases to be a non-employee director prorata based on the number of days the participant served as a non-employee director that year.

     4.7 The certificate and stock power covering vested shares (other than shares previously delivered to a trustee under the Deferral Plan) shall be delivered to the participant or in accordance with Section 6.2 as soon as practicable after the shares vest.

     4.8 If a participant ceases to be a non-employee director, awarded shares remaining unvested shall be forfeited. The Administrator, acting for the participant pursuant to the blank stock power, shall transfer the unvested shares to the Company. The participant or the participant's representative shall execute any documents reasonably requested by the Administrator to facilitate the transfer.

   5.   STATUS BEFORE FULL VESTING.

     5.1 Each participant shall be a shareholder of record with respect to all shares awarded, whether or not vested, and shall be entitled to all of the rights of such a holder, except that a participant's share certificates shall be held by the Administrator (or a trustee pursuant to the Deferral Plan) until delivered in accordance with Section 4.7.

     5.2 Any dividend checks or communications to shareholders received by the Administrator with respect to shares held by the Administrator shall promptly be transmitted to the participant. The participant shall furnish to the Administrator or the Company a current mailing address for such purpose.

     5.3 No participant may transfer any interest in unvested shares to any person other than the Company and the trustee pursuant to the Deferral Plan.

   6.   DEATH OF A PARTICIPANT.

     6.1 Any vested shares held by the Administrator for a participant who has died shall be delivered as soon as practicable to the participant's beneficiary under Section 6.2.

     6.2 Any vested shares to be delivered on death of a participant under Section 6.1 shall go to a participant's beneficiary in the following order of priority:

          (a) to the surviving beneficiary designated by the participant in writing to the Administrator;

          (b) to the participant's surviving spouse; or

          (c) to the participant's estate.

   7.   AMENDMENT OR TERMINATION; MISCELLANEOUS.

     7.1 The Board of Directors of the Company may amend or terminate the Plan at any time. No amendment or termination shall adversely affect any then outstanding award.

     7.2  Subject to the rights of amendment and termination in
Section 7.1, the Plan shall continue indefinitely and future awards will be made in accordance with Sections 3.1 and 3.4.

     7.3 Nothing in the Plan shall create any obligation on the part of the board of directors of the Company to nominate any director for reelection by the shareholders.

                                                           Appendix B
                           Proposed Amended
                            Tektronix, Inc.
                         Stock Incentive Plan*

     1.   Purpose. The purpose of this Stock Incentive Plan (the
"Plan") is to enable Tektronix, Inc. (the "Company"), to attract and retain as employees people of initiative and ability and to provide additional incentives to employees.

     2. Shares Subject to the Plan. Subject to adjustment as provided below and in paragraph 13, the shares to be offered under the Plan shall consist of Common Shares of the Company, and the total number of Common Shares that may be issued under the Plan shall not exceed [4,500,000] 5,500,000 Common Shares plus any shares that are available for grant under the Company's 1982 Stock Option Plan and the Company's Key Employee Stock Bonus Plan or that may subsequently become available for grant under such plans through the expiration, termination, forfeiture or cancellation of awards under such plans. The shares issued under the Plan may be authorized and unissued shares or reacquired shares. If an option, stock appreciation right or Performance-based Award granted under the Plan expires, terminates or is cancelled, the unissued shares subject to such option, stock appreciation right or Performance-based Award shall again be available under the Plan. If shares sold or issued as a bonus or Performance-based Award under the Plan are forfeited to the Company or repurchased by the Company, the number of shares forfeited or repurchased shall again be available under the Plan.

     3.   Effective Date and Duration of Plan.

          (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors. However, no option or stock appreciation right granted under the Plan shall become exercisable until the Plan is approved by the affirmative vote of the holders of a majority of the Common Shares represented at a shareholders meeting at which a quorum is present and any awards under the Plan prior to such approval shall be conditioned on and subject to such approval. Subject to this limitation, options and stock appreciation rights may be granted and shares may be awarded as bonuses or Performance-based Awards or sold under the Plan at any time after the effective date and before termination of the Plan.

          (b) Duration. The Plan shall continue in effect until all shares available for issuance under the Plan have been issued and all restrictions on such shares have lapsed. The Board of Directors may suspend or terminate the Plan at any time except with respect to options, Performance-based Awards and shares subject to restrictions then outstanding under the Plan. Termination shall not affect any outstanding options, any right of the Company to repurchase shares or the forfeitability of shares issued under the Plan.

     4.   Administration.

          (a) Board of Directors. The Plan shall be administered by the Board of Directors of the Company, which shall determine and designate from time to time the employees to whom awards shall be made, the amount of the awards and the other terms and conditions of the awards. Subject to the provisions of the Plan, the Board of Directors may from time to
___________

*Note: Matter in bold face is proposed new matter; matter in brackets and italics is matter proposed to be deleted.

(Note for electronic filing: This Appendix B has been altered so that proposed new matter appears in all capital letters. Matter proposed to be deleted appears in brackets.)

time adopt and amend rules and regulations relating to administration of the Plan, advance the lapse of any waiting period, accelerate any exercise date, waive or modify any restriction applicable to shares (except those restrictions imposed by law) and make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The interpretation and construction of the provisions of the Plan and related agreements by the Board of Directors shall be final and conclusive. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any related agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect, and it shall be the sole and final judge of such expediency.

     (b) Committee. The Board of Directors may delegate to a committee of the Board of Directors (the "Committee") any or all authority for administration of the Plan. If authority is delegated to a Committee, all references to the Board of Directors in the Plan shall mean and relate to the Committee except that only the Board of Directors may amend or terminate the Plan as provided in paragraphs 3 and 16.

     5. Types of Awards; Eligibility; Limitations on Certain Awards. The Board of Directors may, from time to time, take the following action, separately or in combination, under the Plan: (i) grant Incentive Stock Options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), as provided in paragraph 6(b); (ii) grant options other than Incentive Stock Options ("Non-Statutory Stock Options") as provided in paragraph 6(c); (iii) award stock bonuses as provided in paragraph 7; (iv) sell shares subject to restrictions as provided in paragraph 8; (v) grant stock appreciation rights as provided in paragraph 9; (vi) grant cash bonus rights as provided in paragraph 10; (vii) grant Performance-based Awards as provided in paragraph 11 and (viii) grant foreign qualified awards as provided in paragraph 12. Any such awards may be made to employees, including employees who are officers or directors, of the Company or its subsidiaries. The Board of Directors shall select the employees to whom awards shall be made. The Board of Directors shall specify the action taken with respect to each employee to whom an award is made under the Plan. [At the discretion of the Board of Directors, an employee may be given an election to surrender an award in exchange for the grant of a new award.] THE BOARD OF DIRECTORS MAY NOT GRANT A NEW OPTION IN
EXCHANGE FOR THE SURRENDER OF AN OLD OPTION FOR THE PURPOSE OF REPRICING SUCH SURRENDERED OPTION. No employee may be granted options or stock appreciation rights under the Plan for more than an aggregate of 500,000 Common Shares in connection with the hiring of the employee or 200,000 Common Shares in any fiscal year otherwise.

     6.   Option Grants.

          (a) Grant. The Board of Directors may grant options under the Plan. With respect to each option grant, the Board of Directors shall determine the number of shares subject to the option, the option price, the period of the option, the time or times at which the option may be exercised and whether the option is an Incentive Stock Option or a Non-Statutory Stock Option. At the time of the grant of an option or at any time thereafter, the Board of Directors may provide that an optionee who exercised an option with Common Shares of the Company shall automatically receive a new option to purchase additional shares equal to the number of shares surrendered and may specify the terms and conditions of such new options.

          (b) Incentive Stock Options. Incentive Stock Options shall be subject to the following terms and conditions:

               (i) No employee may be granted Incentive Stock Options under the Plan such that the aggregate fair market value, on the date of grant, of the Common Shares with respect to which Incentive Stock Options are exercisable for the first time by that employee during any calendar year under the Plan and under any other incentive stock option plan (within the meaning of Section 422 of the Code) of the Company or any parent or subsidiary of the Company exceeds $100,000.

               (ii) An Incentive Stock Option may be granted under the Plan to an employee possessing more than 10 percent of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary of the Company only if the option price is at least 110 percent of the fair market value of the Common
Shares subject to the option on the date it is granted, as described in paragraph 6(b)(iv), and the option by its terms is not exercisable after the expiration of five years from the date it is granted.

               (iii) Subject to paragraphs 6(b)(ii) and 6(d), Incentive Stock Options granted under the Plan shall continue in effect for the period fixed by the Board of Directors, except that no Incentive
Stock Option shall be exercisable after the expiration of 10 years from the date it is granted.

               (iv) The option price per share shall be determined by the Board of Directors at the time of grant. Except as provided in paragraph 6(b)(ii), the option price shall not be less than 100 percent of the fair market value of the Common Shares covered by the Incentive Stock Option at the date the option is granted. The fair market value shall be deemed to be the closing price of the Common Shares as reported in the NYSE Composite Transactions in The Wall Street Journal on the day preceding the date the option is granted, or if there has been no sale on that date, on the last preceding date on which a sale occurred, or such other reported value of the Common Shares as shall be specified by the Board of Directors.

               (v) No Incentive Stock Option shall be granted on or after the tenth anniversary of the effective date of the Plan.

               (vi) The Board of Directors may at any time without the consent of the optionee convert an Incentive Stock Option to a Non-Statutory Stock Option.

               (vii) Subject to adjustment as provided in paragraph 13, the total number of Common Shares that may be issued under the Plan upon exercise of Incentive Stock Options shall not exceed
[4,500,000] 5,500,000 shares.

          (c) Non-Statutory Stock Options. [The option price for Non-Statutory Stock Options shall be determined by the Board of Directors at the time of grant. The option price may not be less than 50 percent of the fair market value of the shares on the date of grant. The fair market value of shares covered by a Non-Statutory Stock Option shall be determined pursuant to paragraph 6(b)(iv).] THE OPTION PRICE FOR NON-STATUTORY STOCK OPTIONS SHALL BE DETERMINED BY, OR IN THE MANNER SPECIFIED BY, THE BOARD OF DIRECTORS AT THE TIME OF GRANT. THE OPTION PRICE MAY NOT BE LESS THAN 100 PERCENT OF THE FAIR MARKET VALUE OF THE SHARES ON THE VALUATION DATE SELECTED BY THE BOARD OF DIRECTORS. THE BOARD OF DIRECTORS MAY SELECT THE VALUATION DATE FROM AMONG THE FOLLOWING DATES: (I) THE DATE OF COMMITMENT BY THE COMPANY TO GRANT THE OPTION; (II) THE DATE OF APPROVAL OF THE OPTION GRANT BY THE BOARD OF DIRECTORS OR (III) THE EFFECTIVE DATE OF THE OPTION. THE FAIR MARKET VALUE OF SHARES COVERED BY A NON-STATUTORY STOCK OPTION SHALL BE DEEMED TO BE THE CLOSING PRICE OF THE COMMON SHARES AS REPORTED IN THE NYSE COMPOSITE TRANSACTIONS IN THE WALL STREET JOURNAL ON THE DATE PRECEDING THE VALUATION DATE, OR IF THERE HAS BEEN NO SALE ON THAT DATE, ON THE LAST PRECEDING DATE ON WHICH A SALE OCCURRED, OR SUCH OTHER REPORTED VALUE OF THE COMMON SHARES, OR AVERAGE CLOSING PRICES FOR A PERIOD OF NOT MORE THAN 10 TRADING DAYS PRECEDING THE VALUATION DATE, AS SHALL BE SPECIFIED BY THE BOARD OF DIRECTORS.

          (d) Exercise of Options. Except as provided in paragraph 6(f), no option granted under the Plan may be exercised unless at the time of such exercise the optionee is employed by the Company or any subsidiary of the Company and shall have been so employed continuously since the date such option was granted. Absence on leave or on account of illness or disability under rules established by the Board of Directors shall not, however, be deemed an interruption of employment for this purpose. Except as provided in paragraphs 6(f), 13 and 14, options granted under the Plan may be exercised from time to time over the period stated in each option in such amounts and at such times as shall be prescribed by the Board of Directors, provided that options shall not be exercised for fractional shares. Unless otherwise determined by the Board of Directors, if the optionee does not exercise an option in any one year with respect to the full number of shares to which the optionee is entitled in that year, the optionee's rights shall be cumulative and the optionee may purchase those shares in any subsequent year during the term of the option. Unless otherwise determined by the Board of Directors, if an officer subject to Section 16 of the Securities
Exchange Act of 1934 (an "Officer") or a director exercises an option within six months of the grant of the option, the shares acquired upon exercise of the option may not be sold until six months after the date of grant of the option.

          (e) Nontransferability. Each Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to an option granted to a person who is neither an Officer nor a director of the Company, each other option granted under the Plan by its terms shall be nonassignable and nontransferable by the optionee, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the optionee's domicile at the time of death, and each option by its terms shall be exercisable during the optionee's lifetime only by the optionee.

          (f)  Termination of Employment or Death.

               (i) Unless otherwise determined by the Board of Directors, in the event the employment of the optionee by the Company or a subsidiary terminates for any reason other than because of death or physical disability or when eligible for retirement as provided in paragraphs 6(f)(ii), (iii) and (iv), the option may be exercised at any time prior to the expiration date of the option or the expiration of three months after the date of such termination of employment, whichever is the shorter period, but only if and to the extent the optionee was entitled to exercise the option at the date of such termination.

               (ii) Unless otherwise determined by the Board of Directors, in the event of the termination of an optionee's employment when eligible for retirement after age 55 under the Tektronix Pension
Plan (other than because of death as provided in paragraph
6(f)(iv) or because of physical disability as provided in paragraph 6(f)(iii)), the option, and with the approval of the Board of Directors, stock appreciation rights, may be exercised at any time prior to the expiration date of the option, the expiration of five years after the date of such termination, or the expiration of three months after the optionee's death following termination whichever is the shortest period, but only if and to the extent the optionee was entitled to exercise the option on the date of termination. The Board of Directors may, in its sole discretion, cancel any such options and stock appreciation rights at any time prior to the exercise thereof unless the following conditions are met:

                    (A) The optionee shall not render services for any organization or engage directly or indirectly in any business which, in the judgment of the Chief Executive Officer of the Company, is or becomes competitive with the Company, or which is or becomes otherwise prejudicial to or in conflict with the interests of the Company. The judgment of the Chief Executive Officer shall be based on the optionee's positions and responsibilities while employed by the Company, the optionee's post-employment responsibilities and position with the other organization or business, the extent of past, current and potential competition or conflict between the Company and the other organization or business, the effect on the Company's customers, suppliers and competitors of the optionee's assuming the post-employment position, and such other considerations as are deemed relevant given the applicable facts and circumstances. The optionee shall be free, however, to purchase as an investment or otherwise, stock or other securities of such organization or business so long as they are listed upon a recognized securities exchange or traded over-the-counter, and such investment does not represent a substantial investment to the optionee or a greater than 10 percent equity interest in the organization or business.

                    (B) The optionee shall not, without prior written authorization from the Company, disclose to anyone outside the Company, or use in other than the Company's business, any confidential information or material, as defined in the Company's employee confidentiality agreement, relating to the business of the Company, acquired by the optionee either during or after employment with the Company.

                   (C) The optionee, pursuant to the Company's employee confidentiality agreement, shall disclose promptly and assign to the Company all right, title, and interest in any invention or idea, patentable or not, made or conceived by the optionee during employment by the Company, relating in any manner to the actual or anticipated business, research or development work of the Company and shall do anything reasonably necessary as requested by the Company to enable the Company to secure a patent where appropriate in the United States and in foreign countries.

               (iii) Unless otherwise determined by the Board of Directors, in the event of the termination of employment because of physical disability preventing the optionee from performing regular duties, the option may be exercised by the optionee free of the limitations on the amount which may be purchased in any one year specified in the option agreement at any time prior to the expiration date of the option or the expiration of three months after the date of such termination, whichever is the shorter period.

               (iv) Unless otherwise determined by the Board of Directors, in the event of the death of an optionee while in the employ of the Company or a subsidiary, the option is exercisable free of the limitations on the amount which may be purchased in any one year specified in the option agreement at any time prior to the expiration date of the option or the expiration of one year after the date of such death, whichever is the shorter period, but only by the person or persons to whom such optionee's rights under the option shall pass by the optionee's will or by the laws of descent and distribution of the state or country of domicile at the time of death.

               (v) The Board of Directors, at the time of grant or at any time thereafter, may extend the three-month, one-year and five-year expiration periods any length of time not later than the original expiration date of the option, and may increase the portion of an option that is exercisable, subject to such terms and conditions as the Board of Directors may determine.

               (vi) To the extent that the option of any deceased optionee or of any optionee whose employment terminates is not exercised within the applicable period, all further rights to purchase shares pursuant to such option shall cease and terminate.

          (g) Purchase of Shares. Unless the Board of Directors determines otherwise, shares may be acquired pursuant to an option granted under the Plan only upon receipt by the Company of notice in writing from the optionee of the optionee's intention to exercise, specifying the number of shares as to which the optionee desires to exercise the option and the date on which the optionee desires to complete the transaction, and if required in order to comply with the Securities Act of 1933, as amended, containing a representation that it is the optionee's present intention to acquire the shares for investment and not with a view to distribution. Unless the Board of Directors determines otherwise, on or before the date specified for completion of the purchase of shares pursuant to an option, the optionee must have paid the Company the full purchase price of such shares in cash (including, with the consent of the Board of Directors, cash that may be the proceeds of a loan from the Company) or, with the consent of the Board of Directors, in whole or in part, in Common Shares of the Company valued at fair market value, restricted stock, Performance-based Awards or other contingent awards denominated in either stock or cash, deferred compensation credits and other forms of consideration. The fair market value of Common Shares provided in payment of the purchase price shall be the closing price of the Common Shares as reported in the NYSE Composite Transactions in The Wall Street Journal, or such other reported value of the Common Shares as shall be specified by the Board of Directors, on the trading day preceding the date the option is exercised. No shares shall be issued until full payment therefor has been made. With the consent of the Board of Directors an optionee may request the Company to apply automatically the shares to be received upon the exercise of a portion of a stock option (even though stock certificates have not yet been issued) to satisfy the purchase price for additional portions of the option. Each optionee who has exercised an option shall immediately upon notification of the amount due, if any, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements.
If additional withholding is or becomes required beyond any amount deposited before delivery of the certificates, the optionee shall pay such amount to the Company on demand. If the optionee fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the optionee, including salary, subject to applicable law. With the consent of the Board of Directors an optionee may satisfy this obligation, in whole or in part, by having the Company withhold from the shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering to the Company Common Shares to satisfy the withholding amount. Upon the exercise of an option, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon exercise of the option, less the number of shares surrendered in payment of the option exercise or surrendered or withheld to satisfy withholding obligations.

     7. Stock Bonuses. The Board of Directors may award shares under the Plan as stock bonuses. Shares awarded as a bonus shall be subject to the terms, conditions, and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability and forfeiture of the shares awarded, together with such other restrictions as may be determined by the Board of Directors. The Board of Directors may require the recipient to sign an agreement as a condition of the award, but may not require the recipient to pay any monetary consideration other than amounts necessary to satisfy tax withholding requirements. The agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares awarded shall bear any legends required by the Board of Directors. The Company may require any recipient of a stock bonus to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax with-holding requirements. If the recipient fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the recipient, including salary, subject to applicable law. With the consent of the Board of Directors, a recipient may deliver Common Shares to the Company to satisfy this withholding obligation. Upon the issuance of a stock bonus, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations.

     8. Restricted Stock. The Board of Directors may issue shares under the Plan for such consideration (including promissory notes and services) as determined by the Board of Directors provided that in no event shall the consideration be less than 50 percent of fair market value of the Common Shares at the time of issuance. Shares issued under the Plan shall be subject to the terms, conditions and restrictions determined by the Board of Directors. The restrictions may include restrictions concerning transferability, repurchase by the Company and forfeiture of the shares issued, together with such other restrictions as may be determined by the Board of Directors. All Common Shares issued pursuant to this paragraph 8 shall be subject to a purchase agreement, which shall be executed by the Company and the prospective recipient of the shares prior to the delivery of certificates representing such shares to the recipient. The purchase agreement may contain any terms, conditions, restrictions, representations and warranties required by the Board of Directors. The certificates representing the shares shall bear any legends required by the Board of Directors. The Company may require any purchaser of restricted stock to pay to the Company in cash upon demand amounts necessary to satisfy any applicable federal, state or local tax withholding requirements.
If the purchaser fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the purchaser, including salary, subject to applicable law. With the consent of the Board of Directors, a purchaser may deliver Common Shares to the Company to satisfy this withholding obligation. Upon the issuance of restricted stock, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered in payment of the restricted stock or surrendered or withheld to satisfy withholding obligations.

     9.   Stock Appreciation Rights.

          (a) Grant. Stock appreciation rights may be granted under the Plan by the Board of Directors, subject to such rules, terms, and conditions as the Board of Directors prescribes.

          (b)  Exercise.

               (i) A stock appreciation right shall be exercisable only at the time or times established by the Board of Directors. If a stock appreciation right is granted in connection with an option, the stock appreciation right shall be exercisable only to the extent and on the same conditions that the related option could be exercised. Upon exercise of a stock appreciation right, any option or portion thereof to which the stock appreciation right relates terminates. If a stock appreciation right is granted in connection with an option, upon exercise of the option, the stock appreciation right or portion thereof to which the option relates terminates. No stock appreciation right granted to an Officer or director may be exercised during the first six months following the date it is granted.

                (ii) The Board of Directors may withdraw any stock appreciation right granted under the Plan at any time and may impose any conditions upon the exercise of a stock appreciation right or adopt rules and regulations from time to time affecting the rights of holders of stock appreciation rights. Such rules and regulations may govern the right to exercise stock appreciation rights granted before adoption or amendment of such rules and regulations as well as stock appreciation rights granted thereafter.

               (iii) Each stock appreciation right shall entitle the holder, upon exercise, to receive from the Company in exchange therefor an amount equal in value to the excess of the fair market value on the date of exercise of one Common Share of the Company over its fair market value on the date of grant (or, in the case of a stock appreciation right granted in connection with an option, the option price per share under the option to which the stock appreciation right relates), multiplied by the number of shares covered by the stock appreciation right or the option, or portion thereof, that is surrendered. No stock appreciation right shall be exercisable at a time that the amount determined under this subparagraph is negative. Payment by the Company upon exercise of a stock appreciation right may be made in Common Shares valued at fair market value, in cash, or partly in Common Shares and partly in cash, all as determined by the Board of Directors.

               (iv) For purposes of this paragraph 9, the fair market value of the Common Shares shall be the closing price of the Common Shares as reported in the NYSE Composite Transactions in The Wall Street
Journal, or such other reported value of the Common Shares as shall be specified by the Board of Directors, on the trading day preceding the date the stock appreciation right is exercised.

               (v) No fractional shares shall be issued upon exercise of a stock appreciation right. In lieu thereof, cash may be paid in an amount equal to the value of the fraction or, if the Board of Directors shall determine, the number of shares may be rounded downward to the next whole share.

               (vi) Each stock appreciation right granted in connection with an Incentive Stock Option and, unless otherwise determined by the Board of Directors with respect to a stock appreciation right granted to a person who is neither an Officer nor a director of the Company, each other stock appreciation right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death, and each stock appreciation right by its terms shall be exercisable during the holder's lifetime only by the holder.

               (vii) Each participant who has exercised a stock appreciation right shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant including salary, subject to applicable law. With the consent of the Board of Directors a participant may satisfy this obligation, in whole or in part, by having the Company withhold from any shares to be issued upon the exercise that number of shares that would satisfy the withholding amount due or by delivering Common Shares to the Company to satisfy the withholding amount.

                (viii) Upon the exercise of a stock appreciation right for shares, the number of shares reserved for issuance under the Plan shall be reduced by the number of shares issued, less the number of shares surrendered or withheld to satisfy withholding obligations. Cash payments of stock appreciation rights shall not reduce the number of Common Shares reserved for issuance under the Plan.

     10.  Cash Bonus Rights.

          (a) Grant. The Board of Directors may grant cash bonus rights under the Plan in connection with (i) options granted or previously granted, (ii) stock appreciation rights granted or previously granted, (iii) stock bonuses awarded or previously awarded and (iv) shares sold or previously sold under the Plan. Unless otherwise determined by the Committee with respect to a cash bonus right granted to a person who is neither an Officer nor a director of the Company, each cash bonus right granted under the Plan by its terms shall be nonassignable and nontransferable by the holder, either voluntarily or by operation of law, except by will or by the laws of descent and distribution of the state or country of the holder's domicile at the time of death. Cash bonus rights will be subject to rules, terms and conditions as the Board of Directors may prescribe. The payment of a cash bonus shall not reduce the number of Common Shares reserved for issuance under the Plan.

          (b) Cash Bonus Rights in Connection With Options. A cash bonus right granted in connection with an option will entitle an optionee to a cash bonus when the related option is exercised (or terminates in connection with the exercise of a stock appreciation right related to the option) in whole or in part. No cash bonus right granted to an Officer or director in connection with an option may be exercised during the first six months following the date the bonus right is granted. If an optionee purchases shares upon exercise of an option and does not exercise a related stock appreciation right, the amount of the bonus shall be determined by multiplying the excess of the total fair market value of the shares to be acquired upon the exercise over the total option price for the shares by the applicable bonus percentage. If the optionee exercises a related stock appreciation right in connection with the termination of an option, the amount of the bonus shall be determined by multiplying the total fair market value of the shares and cash received pursuant to the exercise of the stock appreciation right by the applicable bonus percentage. The bonus percentage applicable to a bonus right shall be determined from time to time by the Board of Directors but shall in no event exceed 75 percent.

          (c) Cash Bonus Rights in Connection With Stock Bonus. A cash bonus right granted in connection with a stock bonus will entitle the recipient to a cash bonus payable when the stock bonus is awarded or restrictions, if any, to which the stock is subject lapse. If bonus stock awarded is subject to restrictions and is repurchased by the Company or forfeited by the holder, the cash bonus right granted in connection with the stock bonus shall terminate and may not be exercised. The amount and timing of payment of a cash bonus shall be determined by the Board of Directors.

          (d) Cash Bonus Rights in Connection With Stock Purchases. A cash bonus right granted in connection with the purchase of stock pursuant to paragraph 8 will entitle the recipient to a cash bonus when the shares are purchased or restrictions, if any, to which the stock is subject lapse. Any cash bonus right granted in connection with Shares purchased pursuant to paragraph 8 shall terminate and may not be exercised in the event the shares are repurchased by the Company or forfeited by the holder pursuant to applicable restrictions. The amount of any cash bonus to be awarded and timing of payment of a cash bonus shall be determined by the Board of Directors.

          (e) The Company shall withhold from any cash bonus paid pursuant to paragraph 10 the amount necessary to satisfy any applicable federal, state and local withholding requirements.

     11. Performance-based Awards. The Committee may grant awards intended to qualify as performance-based compensation under
Section 162(m) of the Code and the regulations thereunder
("Performance-based Awards"). Performance-based Awards shall be denominated at the time of grant either in Common Shares ("Stock
Performance Awards") or in dollar
amounts ("Dollar Performance Awards"). Payment under a Stock
Performance Award or a Dollar Performance Award shall be made, at the discretion of the Committee, in Common Shares ("Performance Shares"), or in cash or in any combination thereof. Performance-based Awards shall be subject to the following terms and conditions:

          (a) Award Period. The Committee shall determine the period of time for which a Performance-based Award is made (the "Award
Period").

          (b) Performance Goals and Payment. The Committee shall establish in writing objectives ("Performance Goals") that must be met by the Company or any subsidiary division or other unit of the Company ("Business Unit") during the Award Period as a condition to payment being made under the Performance-based Award. The
Performance Goals for each award shall be one or more targeted levels of performance with respect to one or more of the following objective measures with respect to the Company or any Business Unit: earnings, earnings per share, total shareholder return (stock price increase plus dividends), return on equity, return on assets, RETURN ON CAPITAL, ECONOMIC VALUE ADDED, revenues, operating income, inventories, inventory turns, cash flows or any of the foregoing before the effect of acquisitions, divestitures, accounting changes, and restructuring and special charges (determined according to criteria established by the Committee). The Committee shall also establish the number of Performance Shares or the amount of cash payment to be made under a Performance-based Award if the Performance Goals are met or exceeded, including the fixing of a maximum payment (subject to section 11(d)). The Committee may establish other restrictions to payment under a Performance-based Award, such as a continued employment requirement, in addition to satisfaction of the Performance Goals. Some or all of the Performance Shares may be issued at the time of the award as restricted shares subject to forfeiture in whole or in part if Performance Goals or, if applicable, other restrictions are not satisfied.

          (c) Computation of Payment. After an Award Period, the financial performance of the Company or Business Unit, as applicable, during the period shall be measured against the Performance
Goals. If the Performance Goals are not met, no payment shall be made under a Performance-based Award. If the Performance Goals are met or exceeded, the Committee shall certify that fact in writing and certify the number of Performance Shares earned or the amount of cash payment to be made under the terms of the Performance-based Award. The Committee, in its sole discretion, may elect to pay part or all of a Performance-based Award in cash in lieu of issuing or transferring Performance Shares.

          (d)  Maximum Awards. No participant may receive Stock
Performance Awards in any fiscal year under which the maximum number of Common Shares issuable under the award exceeds 100,000 Common
Shares or Dollar Performance Awards in any fiscal year under which the maximum amount of cash payable under the award exceeds
$750,000.

          (e) Tax Withholding. Each participant who has received Performance Shares shall, upon notification of the amount due, pay to the Company in cash amounts necessary to satisfy any applicable federal, state and local tax withholding requirements. If the participant fails to pay the amount demanded, the Company may withhold that amount from other amounts payable by the Company to the participant, including salary, subject to applicable law. With the consent of the committee, a participant may satisfy this obligation, in whole or in part, by having the company withhold from any shares to be issued that number of shares that would satisfy the withholding amount due or by delivering Common Shares to the Company to satisfy the withholding amount.

          (f) Effect on Shares Available. The payment of a Performance-based Award in cash shall not reduce the number of Common Shares reserved for issuance under the Plan. The number of Common Shares reserved for issuance under the Plan shall be reduced by the number of shares issued upon payment of an award, less the number of shares surrendered or withheld to satisfy withholding obligations.

     12. Foreign Qualified Grants. Awards under the Plan may be granted to such Officers and employees of the Company and its subsidiaries who are residing in foreign jurisdictions as the Board of Directors may determine from time to time. The Board of Directors may adopt such supplements to the Plan as may be necessary to comply with the applicable laws of such foreign jurisdictions and to afford participants favorable treatment under such laws; provided, however, that no award shall be granted under any such supplement with terms which are more beneficial to the participants than the terms permitted by the Plan.

     13. Changes in Capital Structure. If the outstanding Common Shares of the Company are hereafter increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company or of another corporation by reason of any reorganization, merger, consolidation, plan of exchange, recapitalization, reclassification, stock split-up, combination of shares or dividend payable in shares, appropriate adjustment shall be made by the Board of Directors in the number and kind of shares available for awards under the Plan; provided that this paragraph 13 shall not apply with respect to transactions referred to in paragraph 14. In addition, the Board of Directors shall make appropriate adjustment in the number and kind of shares as to which outstanding options and stock appreciation rights, or portions thereof then unexercised, shall be exercisable, to the end that the optionee's proportionate interest is maintained as before the occurrence of such event. The Board of Directors may also require that any securities issued in respect of or exchanged for shares issued hereunder that are subject to restrictions be subject to similar restrictions. Notwithstanding the foregoing, the Board of Directors shall have no obligation to effect any adjustment that would or might result in the issuance of fractional shares, and any fractional shares resulting from any adjustment may be disregarded or provided for in any manner determined by the Board of Directors. Any such adjustments made by the Board of Directors shall be conclusive. In the event of dissolution of the Company or a merger, consolidation or plan of exchange affecting the Company to which paragraph 14 does not apply, in lieu of providing for options and stock appreciation rights as provided above in this paragraph 13, the Board of Directors may, in its sole discretion, provide a 30-day period prior to such event during which optionees shall have the right to exercise options and stock appreciation rights in whole or in part without any limitation on exercisability and upon the expiration of such 30-day period all unexercised options and stock appreciation rights shall immediately terminate.

    14.  Special Acceleration in Certain Events.

          (a) Special Acceleration. Notwithstanding any other provisions of the Plan, a special acceleration ("Special Acceleration") of options and stock appreciation rights outstanding under the Plan shall occur with the effect set forth in paragraph 14(b) at any time when any one of the following events has taken place:

               (i) The shareholders of the Company approve one of the following ("Approved Transactions"):

                    (1) Any consolidation, merger or plan of exchange involving the Company ("Merger") in which the Company is not the continuing or surviving corporation or pursuant to which Common Shares would be converted into cash, securities or other property, other than a Merger involving the Company in which the holders of Common Shares immediately prior to the Merger have the same proportionate ownership of Common Shares of the surviving corporation after the Merger; or

                    (2) Any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all or substantially all of the assets of the Company or the adoption of any plan or proposal for the liquidation or dissolution of the Company; or

               (ii) A tender or exchange offer, other than one made by the Company, is made for Common Shares (or securities convertible into Common Shares) and such offer results in a portion of those securities being purchased and the offeror after the consummation of the offer is the beneficial owner (as determined pursuant to Section 13(d) of the Securities Exchange Act of 1934, as amended
(the "Exchange Act")), directly or indirectly, of at least 20 percent of the outstanding Common Shares (an "Offer"); or

               (iii) The Company receives a report on Schedule 13D of the Exchange Act reporting the beneficial ownership by any person of 20 percent or more of the Company's outstanding Common Shares, except that if such receipt shall occur during a tender offer or exchange offer by any person other than the Company or a wholly owned subsidiary of the Company, Special Acceleration shall not take place until the conclusion of such offer; or

               (iv) During any period of 12 months or less, individuals who at the beginning of such period constituted a majority of the Board of Directors cease for any reason to constitute a majority thereof unless the nomination or election of such new directors was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

          The terms used in this paragraph 14 and not defined elsewhere in the Plan shall have the same meanings as such terms have in the Exchange Act and the rules and regulations adopted thereunder.

          (b) Effect on Outstanding Options and Stock Appreciation Rights. Upon a Special Acceleration pursuant to paragraph 14(a):

               (i) All options then outstanding under the Plan shall immediately become exercisable in full for the remainder of their terms, provided that no option may be exercised by an Officer or director of the Company within six months of its date of grant;
and each optionee shall have the right during a period of 30 days following a Special Acceleration to have the Company purchase any Non-Statutory Stock Options as to which no stock appreciation rights have been granted at a cash purchase price computed in accordance with paragraph 14(b)(iii) below and any Incentive
Stock Options as to which no stock appreciation rights have been granted at a cash purchase price equal to the product of (1) the excess, if any, of the fair market value of a Common Share computed in accordance with procedures for granting Incentive
Stock Options over the option price and (2) the number of Common
Shares covered by the Incentive Stock Options or portion thereof surrendered, provided that the Company shall have the right during such period to purchase any Incentive Stock Option as to which no stock appreciation rights have been granted at the purchase price computed in accordance with paragraph 14(b)(iii) below. With respect to an option granted less than six months prior to a Special Acceleration to an Officer or director of the Company, such Officer or director shall have the right to have the Company purchase such stock option (as to which no stock appreciation rights have been granted) in accordance with this paragraph 14(b)(i) during the 30 days following the expiration of six months following the date of such grant, and this right shall apply even if the option has otherwise terminated pursuant to paragraph 6(f) following a Special Acceleration.

               (ii) All stock appreciation rights outstanding under the Plan shall immediately become exercisable in full for a period of 30 days following a Special Acceleration, with payment to be made solely in cash upon any exercise during such period of a stock appreciation right granted with respect to a Non-Statutory Stock
Option in an amount computed in accordance with paragraph
14(b)(iii) below and in cash upon exercise during such period of a stock appreciation right granted with respect to an Incentive
Stock Option in an amount equal to the product of (1) the excess, if any, of the fair market value of a Common Share computed in accordance with procedures for granting Incentive Stock Options over the exercise price of the related option and (2) the number of Common Shares covered by the related option, provided that the Company shall have the right during such period to purchase any stock appreciation right granted with respect to an Incentive
Stock Option (and cancel the related options) at the purchase price computed in accordance with paragraph 14(b)(iii) below, provided further that no stock appreciation right may be exercised by an Officer or director of the Company within six months of its date of grant. With respect to a stock appreciation right granted less than six months prior to a Special
Acceleration to an Officer or director of the Company, the stock appreciation right shall become exercisable in full for a period of 30 days following the expiration of six months after the date of such grant, with payment to be made solely in cash in an amount in accordance with this paragraph 14(b)(ii), and this right shall apply even if the stock appreciation right has otherwise terminated pursuant to paragraph 6(f) following a Special Acceleration.

               (iii) Except as otherwise specified in paragraphs 14(b)(i) and (ii) above, the purchase price for an option or a stock appreciation right and the amount to be paid upon exercise of a stock appreciation right shall be an amount equal to the product of (1) the excess, if any, of the highest of (A) the highest reported closing sales price of a Common Share as reported on the New York Stock Exchange during the 60 days preceding such exercise, (B) the highest purchase price shown in any Schedule
13D referred to in paragraph 14(a)(ii) or (iii) as paid within the 60 days prior to the date of such report, (C) the highest gross price (before brokerage commissions and soliciting dealers' fees) paid or to be paid for a Common Share (whether by way of exchange, conversion, distribution, or liquidation or otherwise) in any Approved Transaction or Offer that is in effect at any time during the 60 days preceding such exercise, over the option price, and (2) the number of Common Shares covered by the stock option or stock appreciation right, or portions thereof surrendered. If the consideration paid or to be paid in any Approved Transaction or Offer consists, in whole or part, of consideration other than cash, the Board of Directors shall take action it deems appropriate to establish the cash value of such consideration, but such valuation shall not be less than the value, if any, attributed to such consideration by any other party to the Approved Transaction or Offer.

               (iv) No options or stock appreciation rights may be exercised upon a Special Acceleration if the amount determined under paragraph 14(b) is negative. The rights set forth in paragraph 14 shall be transferable only to the extent the related option is transferable in accordance with paragraph 6(e).

     15. Corporate Mergers, Acquisitions, etc. The Board of Directors may also grant options, stock appreciation rights, Performance-based Awards, stock bonuses and cash bonuses and issue restricted stock under the Plan having terms, conditions and provisions that vary from those specified in this Plan provided that any such awards are granted in substitution for, or in connection with the assumption of, existing options, stock appreciation rights, stock bonuses, cash bonuses, restricted stock and Performance-based Awards granted, awarded or issued by another corporation and assumed or otherwise agreed to be provided for by the Company pursuant to or by reason of a transaction involving a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation to which the Company or a subsidiary is a party.

     16. Amendment of Plan. The Board of Directors may at any time, and from time to time, modify or amend the Plan in such respects as it shall deem advisable because of changes in the law while the Plan is in effect or for any other reason. Except as provided in paragraphs 6(f), 9, 13 and 14, however, no change in an award already granted shall be made without the written consent of the holder of such award.

     17. Approvals. The obligations of the Company under the Plan are subject to the approval of state and federal authorities or agencies with jurisdiction in the matter. The Company will use its best efforts to take steps required by state or federal law or applicable regulations, including rules and regulations of the Securities and Exchange Commission and any stock exchange on which the Company's shares may then be listed, in connection with the grants under the Plan. The foregoing notwithstanding, the Company shall not be obligated to issue or deliver Common Shares under the Plan if such issuance or delivery would violate applicable state or federal securities laws.

     18. Employment Rights. Nothing in the Plan or any award pursuant to the Plan shall confer upon (i) any employee any right to be continued in the employment of the Company or any subsidiary or shall interfere in any way with the right of the Company or any subsidiary by whom such employee is employed to terminate such employee's employment at any time, for any reason, with or without cause, or to increase or decrease such employee's compensation or benefits, or (ii) any person engaged by the Company any right to be retained or employed by the Company or to the continuation, extension, renewal, or modification of any compensation, contract, or arrangement with or by the Company.

     19. Rights as a Shareholder. The recipient of any award under the Plan shall have no rights as a shareholder with respect to any Common Shares until the date of issue to the recipient of a stock certificate for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

Form of proxy for Tektronix, Inc.:
______________________________________________________________________________

                          TEKTRONIX, INC.
             Annual Meeting, September 21, 1995
          Proxy Solicited by the Board of Directors

The undersigned hereby appoints Jerome J. Meyer, Carl W. Neun and John P. Karalis, and each of them, proxies with power of substitution to vote on behalf of the undersigned all shares which the undersigned may be entitled to vote at the annual meeting of shareholders of Tektronix, Inc. on September 21, 1995 and any adjournments thereof, with all powers that the undersigned would possess if personally present, with respect to each of the matters referred to on the other side of this proxy. A majority of the proxies or substitutes present at the meeting may exercise all powers granted hereby.

Nominees for election as directors:

   Class III (three-year term):  A.M. Gleason, Wayland R. Hicks,
                                 Merrill A. McPeak and Jean Vollum

(continued, and to be signed on other side)
______________________________________________________________________________

Reverse side of proxy card:
______________________________________________________________________________

       Please mark your
/ x /  votes as in this                                         1757
       example.

The shares represented by this proxy will be voted as specified herein, but if no specification is made, this proxy will be voted for the election of all nominees for director and for proposals No. 2 and 3.  The proxies may be voted in their discretion as to other matters which may come before the meeting.
________________________________________________________________________________
                 FOR  WITHHELD                            FOR   AGAINST  ABSTAIN
1.Election of     _      _              2.Approval of       _      _      _
  Directors.    /_ /   /_ /               Non-Employee    /_ /   /_ /   /_ /
  (see reverse)                           Directors Stock
For, except vote withheld                 Compensation
from the following nominee(s):            Plan.
                                                          FOR   AGAINST  ABSTAIN
_______________________________         3.Approval of      _      _      _
(INSTRUCTION: To withhold authority       Amendments to  /_ /   /_ /   /_ /
to vote for any individual nominee,       Stock Incentive
write that nominee's name on the space    Plan.
provided above.)
                                        4.Transaction of such other business as
                                          may properly come before the meeting
                                          and any adjournments thereof.
    (Shareholder's Name and
      Address Imprinted Here)

SIGNATURE(S)____________________________  DATE__________
Please date and sign as name is imprinted hereon, including the designation as executor, trustee, etc., if applicable.
A corporation may sign its name by the president or other
authorized officer.  All co-owners must sign.
______________________________________________________________________________

Form of voting direction card for 401(k) Plan:
______________________________________________________________________________

                          TEKTRONIX, INC.
                Annual Meeting, September 21, 1995
       Voting Direction Solicited by the 401(k) Plan Trustee

The undersigned participant in the Tektronix 401(k) Plan directs Jerome J. Meyer, Carl W. Neun and John P. Karalis, and each of them, proxies designated by the Plan Trustee, with full power of substitution, to vote the shares of stock allocated to the participant's account under the Plan at the annual meeting of shareholders of Tektronix, Inc. on September 21, 1995 and any adjournments, as stated on the other side of this voting direction with respect to each of the matters referred to. A majority of the proxies or substitutes present at the meeting may exercise all granted powers in accordance with this voting direction.

Nominees for election as directors:

   Class III (three-year term):  A.M. Gleason, Wayland R. Hicks,
                                 Merrill A. McPeak and Jean Vollum

(continued, and to be signed on other side)
______________________________________________________________________________

Reverse side of voting direction card:
______________________________________________________________________________

       Please mark your
/ x /  votes as in this                                                  7110
       example.

The shares covered by this voting direction shall be voted as specified below.  If no specification is made, the shares will be voted for the election of all nominees for director and for proposals No. 2 and 3. The proxies appointed by the Trustee may vote in their discretion as to other matters that may come before the meeting.
______________________________________________________________________________
                 FOR   WITHHELD                         FOR   AGAINST  ABSTAIN
1.Election of     _       _           2.Approval of       _       _       _
  Directors     /_ /    /_ /            Non-Employee    /_ /    /_ /    /_ /
  (see reverse)                         Directors Stock
For, except vote withheld from          Compensation
the following nominee(s):               Plan.
                                                        FOR   AGAINST  ABSTAIN
_______________________________       3.Approval of       _       _      _
(INSTRUCTION: To withhold authority     Amendments to   /_ /    /_ /   /_ /
to vote for any individual nominee,     Stock
write that nominee's name on the        Incentive Plan.
space provided above.)
                                      4.Transaction of such other business as
                                        may properly come before the meeting
                                        and any adjournments thereof.
   (Shareholder's Name and
     Address Imprinted Here)


SIGNATURE(S)_______________________________  DATE______
Please date and sign as name is imprinted hereon.
______________________________________________________________________________